UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10145

Baillie Gifford Funds

(Exact name of registrant as specified in charter)

1 Greenside Row
Edinburgh, Scotland, UK, EH1 3AN

(Address of principal executive offices) (Zip code)

Angus NG Macdonald
1 Greenside Row
Edinburgh, Scotland, UK, EH1 3AN

(Name and address of agent for service)

Registrant’s telephone number, including area code: 011-44-131-275-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registrant statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act. Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Baillie Gifford Funds

International Equity Fund
International Choice Fund
EAFE Fund
EAFE Choice Fund
Emerging Markets Fund
Global Alpha Equity Fund

Annual Report
December 31, 2013

INDEX (continued)

INDEX (concluded)

Management Discussion

The International Equity Fund

Market Conditions and Review of Performance during 2013

2013 has been a good year for international equity markets. Investors who have kept faith in this asset class have, on the whole, been rewarded. Nearly five years into a recovery from the lows reached in early 2009, equity markets have finally rediscovered some genuine optimism, with a notable shift in preference in the second half of 2013 from defensive stocks towards those with more substantial but less predictable growth prospects.

The International Equity Fund Class 2 returned 15.35% during 2013, underperforming the MSCI ACWI ex U.S. Index which returned 15.78% for the year.

During the first three months of 2013, markets were in positive territory overall, jollied along by the continued support of central banks and increasingly clear signs that the US economy had not only managed to make significant steps towards cleaning up its banking sector, but was also beginning to reap the growth benefits of an improving employment, housing and manufacturing backdrop. In Japan, Shinzo Abe’s government gave a strong policy steer to determinedly tackle deflation with the Bank of Japan undertaking quantitative easing, weakening the Yen against the dollar. Japan was the strongest of the large markets during the first quarter of 2013 as Japanese companies surged across the board. As we moved into the second quarter of 2013, markets reacted negatively to suggestions that the Federal Reserve’s ultra loose quantitative easing programme may begin to wind down. As we moved into the third quarter of 2013, it was a sobering summer for financial markets as the pre-announced September taper of the Federal Reserve’s quantitative easing programme loomed on the horizon. An air of resignation that the party was ending settled in. Liquidity began to drain from the Emerging Markets, particularly those with larger current account deficits, and gradual policy normalisation became the accepted wisdom. However, in mid-September the Federal Reserve eased back on their language with respect to the immediacy of tapering and equity markets were strong overall, particularly the developed markets, although Emerging Markets with large current account deficits continued to be the focus of liquidity withdrawals. This is a trend which continued into the final quarter of the year. After a long period of exceptional support from monetary authorities we do now appear to be entering a period of normalisation. However, interest rates are likely to remain low for the time being.

The portfolio slightly underperformed its benchmark over the year. Among the more significant detractors were the stocks that the portfolio holds in the Energy and Materials sectors. To a large extent, we would attribute this underperformance to the general sentiment towards these sectors, particularly fears over growth in China and the Emerging Markets. Tullow Oil (UK listed oil exploration and production company with African assets), Kunlun Energy (Chinese oil and gas exploration and production company) and China Shenhua Energy (China’s largest coal producer) all detracted from relative performance over the year. We took the decision to sell China Shenhua Energy as coal demand slowed and the advantage of its dedicated rail network appeared to be under threat. We also sold Kunlun Energy after corruption charges were brought against its Chairman (relating to the parent company, Petrochina). In addition, Antofagasta (Chilean low cost copper mines) and Rio Tinto (UK listed diversified miner) detracted from relative performance. In terms of what helped relative performance during 2013, stock selection in Emerging Markets was a big driver. Naspers (South African internet and media conglomerate), Baidu (Chinese search engine), Naver Corp (Korean search and messaging portal) and MercadoLibre (South American e-commerce platform) were all among the positive contributors over 2013. These contributions come against a backdrop of strong returns across internet companies. We suspect that a degree of excitement over several high profile IPOs (and rumoured IPOs) helped fuel this strong performance, but the most significant factor is that it is becoming increasingly clear that these companies are indeed able to monetise the large user bases that they rapidly acquire.

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We continue to find exciting investment opportunities for the portfolio. For example, we have taken holdings in St James’ Place (UK wealth management business), SAP (a German company which is a global leader in enterprise software), Toyota Tsusho (Japanese listed distributor of cars with a strong position in developing markets) and Fanuc (Japanese manufacturer of factory automation equipment). The portfolio is dominated by well-financed businesses with attractive long-term growth prospects, and retains a bias towards companies that are well placed to benefit from rising domestic consumption in Emerging Markets. The portfolio has limited direct exposure to European banks, with Svenska Handelsbanken, a traditional well capitalised Swedish bank, the only such holding. A sharp recovery in lower quality financials therefore remains a risk to the portfolio, but we remain committed to our style of investing in well managed growth businesses. The portfolio comprises a diverse range of companies, but on the whole the attributes of a strong industry background, durable competitive advantage, good management and strong financial characteristics are important aspects of the holdings, and these should stand the portfolio in good stead over the longer term.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above that of the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The ACWI ex US Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long term prospects for the Fund’s holdings and make changes where appropriate.

Outlook

The operational performance of companies has generally been in line with our expectations and is a key barometer for our outlook. More broadly, we may be at a transitional point in the economic cycle; there is a risk that after a prolonged period of ultra low rates, the transition to a more normal rate regime may prove difficult. However, the potential for a US recovery and a return to growth in Southern Europe, the ambitious reform proposals emerging from China’s Third Plenum and the possibility that Abenomics in Japan will succeed, are all encouraging signs for sustainable global growth.

As stock pickers, our focus is on company fundamentals. Companies are not excessively leveraged, returns are high and demand in developed markets is improving. The long-term forces driving increased consumption and investment in the Emerging Markets remain in place, if currently subdued. Looking ahead to 2014 (and beyond), we are excited about the prospects for the companies held in The International Equity Fund. The team of investors in the Portfolio Construction Group will continue to work hard on monitoring the investment case for existing holdings, and looking out for new long-term growth opportunities.

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Fund Performance for periods ended 12/31/13 (Average Annual Total Returns)
			Since Inception
			% p.a.
	One Year	Five Year	(February 7, 2008)

The International Equity Fund Class 2*	15.35%	16.05%	4.47%

MSCI ACWI ex U.S. Index	15.78%	13.31%	1.66%

*The returns for Class 2 shares have been provided. One-year return figures for other share classes are as follows: 15.10% for Class 1, 15.34% for Class 3, and 15.42% for Class 4.

Additional year-over-year returns for each class are available in the Financial Highlights section.

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The International Choice Fund

Market Conditions and Review of Performance during 2013

During 2013, the MSCI ACWI ex U.S. benchmark delivered a return of 15.8% when measured in dollar terms. Stepping back from all the intraday breaking news updates from countless Federal Reserve watchers and the nervous procrastination of central banks on the precise timing of monetary policy adjustments, the broader picture remains an encouraging one: five years on from the financial crisis the world is steadily and finally moving on. The American economy at last seems to be building clear momentum going into 2014, no doubt taking many others on its coattails. As equity investors in growing international businesses, we welcome the suggestion that emergency injections of liquidity will not be required forever and even the radical suggestion that interest rates may not have to stay at zero indefinitely. The fundamental improvements allowing for this normalisation of policy conditions are heartening when thinking about the demand drivers and the business opportunities open to the corporate sector over the next few years. We are optimistic that a positive environment of steady improvement in the global economy will present interesting opportunities to own growing international companies at still very attractive prices.

The International Choice Fund Class 2 produced a return of 19.19%* during 2013, outperforming the benchmark which returned 15.78% for the year.

A number of the portfolio’s e-commerce related holdings performed well over the year, with ASOS (UK listed online fashion retailer) and Kinnevik (a Swedish holding company with global exposure in telecoms, media and e-commerce) enjoying rising share prices. We believe there are some quite dramatic changes afoot in e-commerce and some brands are already showing that they could be significant global players. We continue to weigh up some rather off-putting short term valuation figures against the prospect of these businesses being many times their current size in five or ten years.

Hargreaves Lansdown, the UK saving platform, also performed well over the period. The impressive scale of new business inflows and high levels of customer loyalty are hopefully testament to the strength of Hargreaves Lansdown’s customer proposition. We believe that Hargreaves is providing a simple, efficient and valued service at an acceptable fee to the vast majority of its customer base. So long as customers continue to like what it does, it has the potential to grow for many years.

A significant detractor from performance over the period has been UK based graphics chip design business, Imagination Technologies. Although there is every reason to believe that end markets of smartphones, tablets and other consumer electronic gadgets will continue to grow for many years, Imagination appears to have hit something of an air pocket with a few of its end customers as they transition from older consumer devices to newer products. We hope that in five years time the long term growth trajectory of the business will have been re-established. Other significant detractors from performance included Cochlear, the Australian hearing implant manufacturer, and Garanti Bank, the Turkish retail bank.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

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The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long term prospects for the Fund’s holdings and make changes where appropriate.

Outlook

We do not and cannot know what will happen to the stock market over the next six or twelve months, however we remain optimistic that we are selecting stocks in a positive and helpful global environment for long term growth investors. We are confident the portfolio holds some excellent growth businesses. We have also been busy considering and debating a number of competing new ideas for the portfolio. Trading infrequently, the result of our long term approach to investing, allows existing holdings to grow, keeps down costs and reduces the occurrence of our tactical mistakes, so we still have an unashamed bias towards a low turnover approach to managing the portfolio.

The last six or seven years may at times have been a bumpy ride for international investment, but we enter 2014 feeling optimistic and excited, particularly on the basis of the attractive opportunities available to us as international growth managers.

Fund Performance for periods ended 12/31/13 (Average Annual Total Returns)
		Since Inception % p.a.
	One Year	(April 9, 2013)

The International Choice Fund Class 2	19.19%*	19.19%*

MSCI ACWI ex U.S. Index	15.78%	15.78%

*The International Choice Fund Class 2 commenced on April 9, 2013, the return shown is therefore a synthetic return based on the performance of Class 2 since inception plus Class 1 performance from January 1, 2013 to April 8, 2013.

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The EAFE Fund

Market Conditions and Review of performance during 2013

Nearly five years into a recovery from the lows reached in early 2009, equity markets have finally rediscovered some genuine optimism, with a notable shift in preference in the second half of 2013 from defensive stocks towards those with more substantial but less predictable growth prospects. We view this sea change in sentiment as a delayed response to the considerable progress made since the global financial crisis, both at a macro and company level. The broadening out of the US recovery, a return to growth in Southern Europe, and the ambitious reform proposals emerging from China’s Third Plenum and ‘Abenomics’ in Japan are all encouraging signs for sustainable global growth.

The EAFE Fund Class 2 produced a return of 28.69% during 2013, outperforming the MSCI EAFE Index which returned 23.29% for the year.

The vigour of the rise of some of the Fund’s technology holdings, such as Baidu (Chinese search engine), Tencent (Chinese social networking platform), Naver (South Korean search and messaging portal) and ARM (UK semiconductor chip designer), was evident over the past year. Although this can partly be attributed to the change in market sentiment referred to above, we have been encouraged by the substantial progress made by the internet companies in particular. While the market has been preoccupied by the uncertainty created by the transition from desktop computers to mobile devices, resulting in a pronounced de-rating of the sector over the past couple of years, these companies have been investing heavily for future growth. That investment is now bearing fruit, with considerable progress being made on the monetisation of mobile users.

E-commerce is another fast-growing sub-sector of mobile internet where we are enthusiastic about the long-term growth prospects. Softbank, the Japanese telecoms company with a large stake in the Chinese online marketplace Alibaba, is now one of the Fund’s largest holdings, reflecting strong performance and our growing level of conviction in the company. Other positive contributors in this area have been Swedish investment firm, Kinnevik, which is increasingly focussed on growing its online businesses (32% of its portfolio), ASOS, the UK-based online clothing retailer, and Schibsted, which is successfully shifting from its past as a Norwegian newspaper business to a structurally more profitable internet company.

These gains more than offset weakness in some holdings which are more exposed to concerns about the effect of US tapering on Emerging Markets, such as the Turkish bank, Garanti Bankasi, and the Brazilian stock exchange, BM&F Bovespa. Commodity and traditional energy-related areas have also been weak and, while we have sold several holdings in this area over the past 12 months, the Fund’s holding in SQM, a Chilean potash and lithium mining company, was weak following the collapse of the potash cartel. We think the reaction has been overly pessimistic and are excited by the growth prospects of the lithium business.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The EAFE Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

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Outlook

We look into 2014 with a sense of optimism and with a rich seam of exciting companies, themes and countries that we want to learn more about. We are enthusiastic about the significant political and economic progress made over the past few years in Europe and are working to potentially unearth further growth franchises. We are similarly fascinated by the extent of the commitment to reform by the Chinese government which could open up our investment possibilities there. We plan to better our understanding of the scale of these opportunities and to continue to search for companies that might benefit the Fund.

Fund Performance for periods ended 12/31/13 (Average Annual Total Returns)
			Since Inception % p.a.
	One Year	Five Year	(March 6, 2008)

The EAFE Fund Class 2*	28.69%	18.06%	5.40%

MSCI EAFE Index	23.29%	12.95%	2.44%

*Returns for Class 2 shares have been provided. One-year return figures for other share classes are as follows: 28.48% for Class 1, 28.83% for Class 3, and 28.97% for Class 5. Additional year-over-year returns for each class are available in the Financial Highlights section.

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The EAFE Choice Fund

Market Conditions and Review of performance during 2013

During 2013, the MSCI EAFE Index delivered a return of 23.29%. Stepping back from all the intraday breaking news updates from countless Federal Reserve watchers and the nervous procrastination of central banks on the precise timing of monetary policy adjustments, the broader picture remains an encouraging one: five years on from the financial crisis, the world is steadily and finally moving on. The American economy at last seems to be building clear momentum going into 2014, no doubt taking many others on its coattails. As equity investors in growing international businesses, we welcome the suggestion that emergency injections of liquidity will not be required forever and even the radical suggestion that interest rates may not have to stay at zero indefinitely. The fundamental improvements allowing for this normalisation of policy conditions are heartening when thinking about the demand drivers and the business opportunities open to the corporate sector over the next few years. We are optimistic that a positive environment of steady improvement in the global economy will present interesting opportunities to own growing international companies at still very attractive prices.

The EAFE Choice Fund Class 2 produced a return of 21.20% during 2013, underperforming the benchmark which returned 23.29% for the year.

A significant detractor from performance over the period has been UK-based graphics chip design business, Imagination Technologies. Although there is every reason to believe that end markets of smartphones, tablets and other consumer electronic gadgets will continue to grow for many years, Imagination appears to have hit something of an air pocket with a few of its end customers as they transition from older consumer devices to newer products. We hope that in five years time the long term growth trajectory of the business will have been re-established. Other significant detractors from performance included Cochlear, an Australian hearing implant manufacturer, and Garanti Bank, a Turkish retail bank.

A number of the portfolio’s e-commerce related holdings performed well over the year, with ASOS (UK-listed online fashion retailer) and Kinnevik (a Swedish holding company with global exposure in telecoms, media and e-commerce) enjoying rising share prices. We believe there are some quite dramatic changes afoot in e-commerce and some brands are already showing that they could be significant global players. We continue to weigh up some rather off-putting short term valuation figures against the prospect of these businesses being many times their current size in five or ten years.

Hargreaves Lansdown, the UK saving platform, also performed well over the period. The impressive scale of new business inflows and high levels of customer loyalty are hopefully a testament to the strength of Hargreaves Lansdown’s customer proposition. We believe that Hargreaves is providing a simple, efficient and valued service at an acceptable fee to the vast majority of its customer base. So long as customers continue to like what it does, it has the potential to grow for many years.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

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The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long term prospects for the Fund’s holdings and make changes where appropriate.

Outlook

We do not and cannot know what will happen to the stock market over the next six or twelve months, however we remain optimistic that we are selecting stocks in a positive and helpful global environment for long term growth investors. We are confident the portfolio holds some excellent growth businesses. We have also been busy considering and debating a number of competing new ideas for the portfolio. Trading infrequently, the result of our long term approach to investing, allows existing holdings to grow, keeps down costs and reduces the occurrence of our tactical mistakes, so we still have an unashamed bias towards a low turnover approach to managing the portfolio.

The last six or seven years may at times have been a bumpy ride for international investment, but we enter 2014 feeling optimistic and excited, particularly on the basis of the attractive opportunities available to us as international growth managers.

Fund Performance for periods ended 12/31/13 (Average Annual Total Returns)
		Since Inception %
		p.a.
	One Year	(December 17, 2009)*

The EAFE Choice Fund Class 2*	21.20%	11.30%

MSCI EAFE Index	23.29%	8.54%

*Returns for Class 2 shares have been provided. Additional year-over-year returns for each class are available in the Financial Highlights section.

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The Emerging Markets Fund

Market Conditions and Review of Performance during 2013

Over the course of 2013, the MSCI Emerging Markets Index posted negative returns, underperforming developed equity markets, as speculation surrounding tapering of the US Federal Reserve’s quantitative easing programme heightened investors’ fear. Concerns over a liquidity crunch in Chinese banks raised worries over possible bank failures, and civil unrest in a number of Emerging Market countries also weighed.

The Emerging Markets Fund Class III returned 3.98% during 2013, outperforming the MSCI Emerging Markets Index which returned -2.27% for the year.

The Taiwanese market was the best performing market in the MSCI Emerging Markets Index over the year as firmer global growth provided a favourable backdrop for Taiwanese exports, particularly technological and non-commodity goods. Ongoing expansion in global trade also buoyed the Korean market, the second largest index constituent. Elsewhere, further signs of economic stabilization and a steady pace of structural reform progress, most recently invigorated by the proposals unveiled by President Xi Jinping after the Third Plenum of the 18th Congress of the Communist Party, helped to sustain investor confidence in China, which also performed well. On the other hand, in a stark reversal of fortunes to its 2012 performance, Turkey was one of the hardest hit markets. Macroeconomic concerns about a slowdown in growth, depreciating currency and burgeoning current account deficit, coupled with widespread anti-governmental demonstrations, provided investors with numerous reasons for concern. The smaller ASEAN economies of Indonesia and Thailand fared no better. In Indonesia, with economic growth slowing due to falling demand for its commodities from China, a high current account deficit exposing its vulnerability to the tightening of US monetary policy, and ongoing inflationary pressures, investor sentiment towards Indonesia was weak. In a similar vein, and for almost identical reasons and in contrast to a very strong 2012 performance, the Thai market struggled. The portfolio ended 2013 with no holdings in Turkey, Indonesia or Thailand. Elsewhere, in Latin America, whilst the Mexican stock market benefitted over the year from the US recovery and ongoing structural reform, Brazil was notably weak. Investor concerns appeared centered on higher interest rates, government interference and a deteriorating fiscal outlook.

The stand-out sector performer over the year was Information Technology, where both the overweight position and stock selection contributed strongly towards performance. The Information Technology companies which performed best over the year were underpinned by varied and often uncorrelated growth drivers. Amongst the top positive contributors were Tech Mahindra (Indian Information Technology Outsourcer), Naver (South Korean search engine) and GCL-Poly Energy Holdings (Chinese polysilicon manufacturer). Whilst all three are examples of companies that MSCI designates as ‘Information Technology’, the businesses depend respectively upon global corporate Information Technology capital expenditure, internet penetration and online spending in South Korea, and an increase in global demand for cheaper and greener energy.

The Fund’s underweight position to the Materials sector also contributed towards relative performance. We remain extremely cautious on those broader areas of the market which have spent the past decade coat-tailing on Chinese commodity demand.

On the other hand, stock selection in the Energy sector was the largest drag on relative performance. These stocks are overwhelmingly newsflow driven and stock prices can be very volatile from one quarter to the next, often on little specific news. African Petroleum Corp (West Africa), Tullow Oil (Ghana) and Niko Resources Limited (India and Indonesia) all appear amongst the biggest detractors of the year. Whilst in 2012 Africa Petroleum was the Fund’s top performer, in the early part of 2013 the announcement that an oil discovery off the coast of Liberia was not commercial resulted a sharp decline in the share price from which it has yet to recover. Tullow Oil drilled a number of dry wells

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and its success rate ran at approximately 30% over the year compared to around 50% historically. Niko failed to have any success with its Indonesian oil exploration and whilst it still has huge acreage, its stressed balance sheet means it will be very difficult to unlock the value of any of its assets and therefore we sold the holding. Conversely, Dragon Oil (Turkmenistan) appears amongst the top contributors over the year. Strong growth in production volumes from its operations and a trading update reiterating 10-15% production growth for 2014 were taken well by investors.

Investment Strategies used to manage the Fund.

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse the industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The Emerging Markets investment team is responsible for the overall strategy and stock selection process, led by the most senior investment managers. The team meets regularly to discuss both buy and sell ideas and to determine the level of conviction in the Fund’s holdings.

Outlook

The soothsayers are hard at work, divining whether 2014 will be a breakout or breakdown year for Emerging Markets. As stock pickers, we have no strong views on the relative emerging vs. developed trade, and observe that we rarely find headline market multiples to be particularly informative. Of more interest to us is the relatively polarised nature of valuations: for example, analysis from UBS suggests that the spread between the cheapest and most expensive quintiles of the MSCI EM Index is the highest it has been for more than 20 years. We continue to have little interest in those ‘bond-like’ equities that now find themselves among the most richly-valued segments of the market. We are also not particularly drawn to many of the stocks at the cheapest end either, especially since many of these are state-owned entities (notably financial and commodity companies) that may be called upon to support the national interest at a time of slowing economic growth. The case for a re-rating of these optically cheap headline multiples is not, in our view, persuasive.

Rather, it is in the middle-ground that we continue to find the richest seam of ideas: particularly those stocks with very substantial but less predictable growth streams that we believe have been left trading on anomalously low valuations given the fashion for safety in recent years. Indeed, we have been encouraged by tentative hints that this trend may finally be coming to an end. This has perhaps been most evident in the strong performance of a number of our favourite internet stocks in recent months. Have these stocks simply been hyped ahead of the Alibaba IPO, with valuations now looking stretched? We would suggest there is far more to it than this. The pace of technological change remains breathtaking and exploitable by entrepreneurial management teams. The operational performance of companies is the proof we require, and we hope the market continues to reward this, by becoming increasingly willing to join us in looking through the odd, inevitable quarterly blip.

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	One Year	Five Year	10 Year	Since inception %
				p.a. (April 4, 2003)
The Emerging Markets Fund Class III*	3.98%	17.53%	13.24%	17.24%

MSCI Emerging Markets Index	-2.27%	15.14%	13.83%	15.21%

*Returns for Class III shares have been provided. Additional year-over-year returns for each class are available in the Financial Highlights section.

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The Global Alpha Equity Fund

Market Conditions and Review of Performance during 2013

It has been a strong year for equity markets and the most noticeable feature of the past twelve months has been the recovery in developed markets, with Emerging Market returns lagging significantly. Whilst fears over the sustainability of China’s strong growth and the gradual withdrawal of quantitative easing continue to weigh on sentiment, talk of tapering was better received during the fourth quarter than previously and we continue to see it as a positive. Signs of a move towards a more “normal” monetary policy surely mean that the US economy continues to strengthen.

The Global Alpha Equity Fund Class 3 produced a return of 28.71% during 2013, outperforming the MSCI All Country World Index which returned 23.44% for the year.

As we would expect, stock selection drove performance. Amongst the top performers were Tesla Motors (electric car manufacturer) and Prudential (life insurer). Tesla, a new purchase for the portfolio during the first quarter, is seeking to create a new market for Electric Vehicles by pushing the boundaries of styling, battery life and range. Shortly after purchase the company reported its first quarterly profit, announced that it planned to pay back a $450m Department of Energy loan and that its Model S had received the highest ever rating (99/100) in a well regarded Consumer Reports survey. All of these factors conspired to lift Tesla’s shares very significantly and we felt it prudent to take some profits. Whilst we remain aware of the risks associated with the continued expansion of what is still a relatively early stage business, we also remain excited by its prospects as it moves from high end cars towards more mass market models.

Prudential, the life insurer, was also a strong contributor to the portfolio during 2013, despite an impressive three year run. Whilst Prudential is UK listed, we hold the company because of its strong Asian business. Prudential recently announced an expansion of its operations in Cambodia, Myanmar, Poland and Ghana in addition to strong existing business in Indonesia, Singapore, Vietnam, Thailand, the Philippines and Hong Kong. These markets have attractive characteristics: fast-growing GDP, young populations and low insurance penetration. In December, management set new objectives including increased free surplus generation targets and growth of pre tax operating profits in Asia, which again prompted the share price to react positively.

The most significant negative contributor to performance was Clicks. The South African pharmacy chain indicated that it wanted to curb increases in drug costs for customers despite rising pharmacist wages, leading to concerns that profitability would deteriorate. The company is also operating against a more challenging demand backdrop, with growth prospects looking weaker than we had hoped. We sold out of the stock during the third quarter in search of more exciting opportunities elsewhere.

Another detractor from performance was BM&F Bovespa. The Brazilian stock exchange operator’s share price was affected over the year by macroeconomic concerns including the reversal of the cheap dollar, a slow down in the end markets for the country’s commodities exports and some recent social tension. Coupled with this, company specific factors including soft trading volumes and a dispute with the Brazilian tax authority also contributed to the stock’s performance. Clearly, shareholders have had much to worry about this year. However, we think the long-term growth drivers remain in place for this company: they are geared into the development of a still immature stock market in a country with attractive demographics and a very low base of equity ownership. The company holds a dominant position in trading and clearing in Brazil and as such is able to earn attractive returns. We are confident that trading volumes and prospects will grow significantly over the longer term.

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Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The Global Alpha investment team is responsible for the overall strategy and stock selection process. They meet regularly as part of a Portfolio Review Group, along with representatives from each of Baillie Gifford’s regional investment teams, to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

Outlook

We appear to have moved into a new phase in the process of healing the global economy. Central banks and governments (notably in the US) are now seeking to reduce stimulus and rid their balance sheets of assets they acquired during the financial crisis. Inevitably this will continue to cause some unease amongst markets and so we would expect periods of volatility to continue.

Whilst other risks exist – notably the challenges of re-orientating the Chinese economy towards domestic consumption and stimulating growth in Europe, we think that the broad progress being made bodes well for corporate confidence. Indeed, we remain upbeat about the growth prospects for the types of high quality companies in which we invest for the fund.

Fund Performance for periods ended 12/31/13 (Average Annual Total Returns)
		Since Inception %
		p.a.
	One Year	(November 15, 2011)

The Global Alpha Fund Class 3*	28.71%	21.34%

MSCI AC World Index	23.44%	19.06%

*Returns for Class 2 shares have been provided. Additional year-over-year returns for each class are available in the Financial Highlights section.

14

15

Fund Expenses (unaudited)

As a shareholder of the Baillie Gifford International Equity Fund, the Baillie Gifford International Choice Fund, the Baillie Gifford EAFE Fund, the Baillie Gifford EAFE Choice Fund, the Baillie Gifford Emerging Markets Fund and/or the Baillie Gifford Global Alpha Equity Fund (together, the “Funds”), you incur two types of costs: (1) transaction costs, which may include purchase premiums and redemption fees and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16

Fund Expenses (unaudited)(continued)

	Beginning Account Value 7/01/2013	Ending Account Value 12/31/13	Annualized Expense Ratios Based on the Period 7/01/13 to 12/31/13	Expenses Paid During the Period 7/01/13 to 12/31/13

Baillie Gifford International Equity - Class 1
Actual	$1,000.00	$1,165.56	0.78%	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97

Baillie Gifford International Equity - Class 2
Actual	$1,000.00	$1,165.89	0.61%	$3.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	0.61%	$3.11

Baillie Gifford International Equity - Class 3
Actual	$1,000.00	$1,165.59	0.54%	$2.95
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	0.54%	$2.75

Baillie Gifford International Equity - Class 4
Actual	$1,000.00	$1,167.20	0.51%	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	0.51%	$2.60

Baillie Gifford International Choice - Class 2
Actual	$1,000.00	$1,144.68	0.65%	$3.51
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31

Baillie Gifford International Choice - Class 3
Actual	$1,000.00	$1,145.85	0.56%	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.56%	$2.85

Baillie Gifford EAFE - Class 1
Actual	$1,000.00	$1,264.37	0.78%	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97

Baillie Gifford EAFE - Class 2
Actual	$1,000.00	$1,265.17	0.61%	$3.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	0.61%	$3.11

Baillie Gifford EAFE - Class 3
Actual	$1,000.00	$1,266.53	0.54%	$3.08
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	0.54%	$2.75

Baillie Gifford EAFE - Class 4*
Actual	$1,000.00	$1,092.92	0.52%	$1.24
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	0.52%	$2.65

Baillie Gifford EAFE - Class 5
Actual	$1,000.00	$1,266.73	0.46%	$2.63
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	0.46%	$2.35

Baillie Gifford EAFE Choice - Class 1**
Actual	$1,000.00	$1,043.92	0.27%	$0.11
Hypothetical (5% return before expenses)	$1,000.00	$1,023.84	0.27%	$1.38
17

Fund Expenses (unaudited)(concluded)

Baillie Gifford EAFE Choice - Class 2
Actual	$1,000.00	$1,153.23	0.65%	$3.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31

Baillie Gifford Emerging Markets - Class II
Actual	$1,000.00	$1,128.19	0.90%	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58

Baillie Gifford Emerging Markets - Class III
Actual	$1,000.00	$1,128.58	0.75%	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82

Baillie Gifford Global Alpha Equity - Class 2
Actual	$1,000.00	$1,149.94	0.68%	$3.68
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	0.68%	$3.47

Baillie Gifford Global Alpha Equity - Class 3
Actual	$1,000.00	$1,151.33	0.61%	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	0.61%	$3.11

*	Commencement of investment operations October 10, 2013.
**	Commencement of investment operations December 17, 2013.

Expenses are calculated using the annualized expense ratio for the Funds, which represents the ongoing expenses as a percentage of net assets for the six-months ended December 31, 2013. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

18

INDUSTRY DIVERSIFICATION TABLE
December 31, 2013 (unaudited)	Baillie Gifford International Equity Fund

	Value	% of Total Net Assets

Aerospace	$28,415,819	1.1%
Aerospace/Defense	21,315,742	0.8
Airlines	32,655,490	1.3
Apparel	47,392,790	1.9
Apparel retailers	44,650,026	1.8
Auto Manufacturers	79,636,106	3.1
Banks	207,984,810	8.2
Beverages, Food & Tobacco	93,522,525	3.7
Biotechnology	24,807,397	1.0
Chemicals	24,176,000	1.0
Commercial Services	132,324,135	5.2
Construction & Building Materials	74,212,139	2.9
Distribution/Wholesale	24,159,084	0.9
Diversified Financial Services	102,997,607	4.0
Diversified Industrials	20,145,122	0.8
Electronic & Electrical Equipment	106,269,529	4.2
Engineering & Construction	19,487,203	0.8
Engineering & Machinery	136,103,729	5.3
Exploration & Production	28,154,201	1.1
Food Producers & Processors	144,330,305	5.7
Food Retailers & Wholesalers	37,754,746	1.5
General Retailers	9,768,021	0.4
Healthcare - Products	47,115,221	1.9
Industrial Suppliers	35,578,392	1.4
Insurance	164,047,902	6.4
Internet	135,762,468	5.3
Investment Companies	11,418,138	0.4
Investment Services	27,619,493	1.1
Machinery - Diversified	25,635,368	1.0
Media & Photography	105,601,568	4.1
Mining & Metals	95,251,742	3.7
Mobile Telecommunications	19,626,380	0.8
Oil & Gas	77,281,601	3.0
Pharmaceuticals	25,141,312	1.0
Retailers - General	27,142,296	1.1
Semiconductors	138,937,356	5.5
Software	47,826,100	1.9
Telecommunication Services	20,072,261	0.8
Transportation	33,464,718	1.3
Travel & Leisure	18,380,312	0.7

Total Value of Investments	2,496,165,154	98.1
Other assets less liabilities	48,442,491	1.9
Net Assets	$2,544,607,645	100.0%
19

PORTFOLIO OF INVESTMENTS
December 31, 2013	Baillie Gifford International Equity Fund

	Shares	Value

COMMON STOCKS - 97.6%
ARGENTINA - 1.2%
MercadoLibre, Inc.	291,009	$31,367,860

AUSTRALIA - 3.0%
Brambles Ltd.	3,046,989	24,963,740
Cochlear Ltd.	328,468	17,306,028
Treasury Wine Estates Ltd.	3,172,796	13,684,243
Woolworths Ltd.	665,267	20,145,122
		76,099,133
BERMUDA - 0.7%
Seadrill Ltd.	417,902	17,127,495

BRAZIL - 0.8%
Embraer SA ADR	662,391	21,315,742

CANADA - 2.7%
Cenovus Energy, Inc.	427,789	12,242,679
Fairfax Financial Holdings Ltd.	90,368	36,079,993
Ritchie Bros. Auctioneers, Inc.	583,250	13,373,922
Westport Innovations, Inc. (a)	324,929	6,359,401
		68,055,995
CHINA - 5.7%
Baidu, Inc. ADR (a)	201,964	35,925,356
China Mobile Ltd.	1,927,000	20,072,261
Hang Seng Bank Ltd.	1,310,700	21,287,812
Hong Kong Exchanges and Clearing Ltd.	2,122,400	35,476,628
Sun Art Retail Group Ltd.	6,916,500	9,768,021
Want Want China Holdings Ltd.	16,150,000	23,374,627
		145,904,705
DENMARK - 3.3%
DSV A/S	1,019,255	33,464,718
Novo Nordisk A/S, B Shares	137,158	25,141,312
Novozymes A/S, B Shares	587,293	24,807,397
		83,413,427
FINLAND - 3.7%
Kone Oyj, B Shares	1,198,168	54,035,916
Sampo Oyj, A Shares	794,875	39,070,355
		93,106,271
FRANCE - 3.1%
Compagnie Generale d’Optique Essillor International SA	280,141	29,809,193
Edenred	709,497	23,755,780
Lafarge SA	322,538	24,209,769
		77,774,742

The accompanying notes are an integral part of the financial statements.

20

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2013	Baillie Gifford International Equity Fund

	Shares	Value

GERMANY - 6.6%
Brenntag AG	130,261	$24,176,000
Continental AG	166,609	36,602,378
Deutsche Boerse AG	515,741	42,741,677
SAP AG	298,732	25,906,629
Sky Deutschland AG (a)	3,482,205	38,489,105
		167,915,789
INDIA - 0.4%
IDFC, Ltd.	6,421,969	11,418,138

IRELAND - 3.2%
CRH Plc.	826,064	20,976,159
James Hardie Industries Plc. SE CDI	2,501,025	29,026,211
Ryanair Holdings Plc. ADR (a)	695,834	32,655,490
		82,657,860
JAPAN - 9.3%
FANUC Corp.	139,900	25,635,368
Fast Retailing Co., Ltd.	79,200	32,711,413
Japan Exchange Group, Inc.	971,700	27,619,493
Rakuten, Inc.	2,614,500	39,017,314
Shimano, Inc.	214,100	18,380,312
SMC Corp.	129,800	32,760,032
Tokyo Electron Ltd.	283,400	15,616,112
Toyota Tsusho Corp.	974,200	24,159,084
Trend Micro, Inc.	625,500	21,919,471
		237,818,599
NETHERLANDS - 2.7%
Heineken Holding NV	535,772	33,914,375
Unilever NV CVA	840,789	33,804,303
		67,718,678
NORWAY - 0.8%
Aker Solutions ASA	1,088,449	19,487,203

PERU - 1.0%
Credicorp Ltd.	185,577	24,631,635

PORTUGAL - 0.3%
Galp Energia, SGPS, SA	477,745	7,829,923

RUSSIA - 2.2%
Magnit OJSC GDR Reg S	568,441	37,754,746
Sberbank of Russia ADR	1,488,930	18,785,102
		56,539,848
SINGAPORE - 1.4%
United Overseas Bank Ltd.	2,149,175	36,293,230

SOUTH AFRICA - 3.1%
Massmart Holdings Ltd.	983,469	12,195,810
Naspers Ltd., N Shares	641,154	67,112,463
		79,308,273

The accompanying notes are an integral part of the financial statements.

21

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2013	Baillie Gifford International Equity Fund

	Shares	Value

SOUTH KOREA - 5.4%
Hyundai Mobis (a)	59,368	$16,528,286
NAVER Corp.	42,738	29,451,938
Samsung Electronics Co., Ltd.	55,930	72,879,435
SK Telecom Co., Ltd.	89,684	19,626,380
		138,486,039
SPAIN - 1.8%
Inditex SA	270,423	44,650,026

SWEDEN - 5.1%
Atlas Copco AB, B Shares	1,939,623	49,307,781
Svenska Handelsbanken AB, A Shares	1,250,324	61,474,457
Volvo AB, B Shares	1,531,041	20,146,041
		130,928,279
SWITZERLAND - 2.8%
Nestle SA	959,289	70,306,350
TAIWAN - 3.3%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	3,520,025	18,726,533
Taiwan Semiconductor Manufacturing Co., Ltd.	18,418,000	65,033,219
		83,759,752
TURKEY - 1.1%
BIM Birlesik Magazalar A/S	834,084	16,845,025
Turkiye Garanti Bankasi A/S	3,727,967	12,084,336
		28,929,361
UNITED KINGDOM - 22.3%
Amlin Plc.	3,687,822	28,073,969
Antofagasta Plc.	1,172,755	16,077,951
ARM Holdings Plc.	3,205,638	58,288,025
BG Group Plc.	1,065,648	22,931,113
BHP Billiton Plc.	662,699	20,563,599
British American Tobacco Plc.	855,602	45,923,907
Burberry Group Plc.	582,700	14,681,377
Capita Plc.	2,081,258	35,825,327
Experian Plc.	1,862,523	34,405,366
Hargreaves Lansdown Plc.	1,103,172	24,779,302
Petrofac Ltd.	846,142	17,150,391
Premier Farnell Plc.	3,987,052	14,663,561
Prudential Plc.	1,934,385	43,222,136
Rio Tinto Plc.	1,037,166	58,610,192
Rolls-Royce Holdings Plc. (a)	1,343,443	28,415,819
St James’s Place Plc.	1,456,237	17,601,449
Standard Chartered Plc.	953,077	21,527,212
Tullow Oil Plc.	1,983,715	28,154,201
Wolseley Plc.	625,791	35,578,392
		566,473,289
UNITED STATES - 0.6%
PriceSmart, Inc.	129,362	14,946,486

The accompanying notes are an integral part of the financial statements.

22

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2013	Baillie Gifford International Equity Fund

	Shares	Value

Total Common Stocks (cost $1,891,512,932)		$2,484,264,128

PREFERRED STOCKS - 0.5%
BRAZIL - 0.5%
Itau Unibanco Holding SA ADR (cost $14,189,621)	877,010	11,901,026

TOTAL INVESTMENTS - 98.1% (cost $1,905,702,553)		2,496,165,154
Other assets less liabilities - 1.9%		48,442,491
NET ASSETS - 100.0%		$2,544,607,645

(a) Non-income producing security.
ADR	-	American Depositary Receipt.
CDI	-	Chess Depositary Interest.
CVA	-	Certificate Van Aandelen (Bearer).
GDR	-	Global Depositary Receipt.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013	Baillie Gifford International Equity Fund

ASSETS
Investments, at value (cost $1,905,702,553)	$2,496,165,154
Cash	49,299,032
Foreign cash, at value (cost $16)	16
Dividends receivable	1,324,521
Tax reclaims receivable	1,580,211
Total Assets	2,548,368,934

LIABILITIES
Management fee payable	1,546,716
Servicing fee payable	1,325,673
Distribution payable	248,607
Trustee fee payable	17,488
Accrued expenses	622,805
Total Liabilities	3,761,289

NET ASSETS	$2,544,607,645

COMPOSITION OF NET ASSETS
Paid-in capital	$1,987,702,192
Distributions in excess of net investment income	(2,620,701)
Accumulated net realized loss on investments and foreign currency transactions	(30,991,759)
Net unrealized appreciation in value of investments and foreign currencies	590,517,913
$2,544,607,645

NET ASSET VALUE, PER SHARE

Class 1 ($27,187,071 / 2,300,569 shares outstanding), unlimited authorized, no par value	$11.82
Maximum Purchase Price Per Share (Note D)	$11.84
Minimum Redemption Price Per Share (Note D)	$11.80

Class 2 ($637,144,206 / 54,049,766 shares outstanding), unlimited authorized, no par value	$11.79
Maximum Purchase Price Per Share (Note D)	$11.81
Minimum Redemption Price Per Share (Note D)	$11.77

Class 3 ($1,268,490,034 / 106,294,654 shares outstanding), unlimited authorized, no par value	$11.93
Maximum Purchase Price Per Share (Note D)	$11.95
Minimum Redemption Price Per Share (Note D)	$11.91

Class 4 ($611,786,334 / 50,149,826 shares outstanding), unlimited authorized, no par value	$12.20
Maximum Purchase Price Per Share (Note D)	$12.22
Minimum Redemption Price Per Share (Note D)	$12.18

The accompanying notes are an integral part of the financial statements.

24

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013	Baillie Gifford International Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $5,748,801)	$51,924,539
Interest	11,267
Total Investment Income	51,935,806

EXPENSES
Management fee (Note B)	5,642,205
Shareholder Servicing fees - Class 1 Shares (Note B)	255,253
Shareholder Servicing fees - Class 2 Shares (Note B)	1,745,139
Shareholder Servicing fees - Class 3 Shares (Note B)	2,050,734
Shareholder Servicing fees - Class 4 Shares (Note B)	898,426
Fund Accounting	1,115,048
Custody	421,355
Legal	237,493
Trustees’ fees	59,636
Professional fees	59,606
Transfer Agency	40,131
Insurance	34,713
Miscellaneous	25,967
Total Expenses	12,585,706

Net Investment Income	39,350,100

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, IN-KIND AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(9,742,523)
In-kind transactions	490,670
Foreign currency transactions	208,500
(9,043,353)

Net change in unrealized appreciation (depreciation) on:
Investments	298,983,807
Translation of assets and liabilities in foreign currencies	(280,975)
298,702,832

Net realized and unrealized gain on investments and foreign currency transactions	289,659,479
NET INCREASE IN NET ASSETS FROM OPERATIONS	$329,009,579

The accompanying notes are an integral part of the financial statements.

25

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford International Equity Fund

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$39,350,100	$36,978,146

Net realized loss from investments, in-kind and foreign currency transactions	(9,043,353)	(27,992,641)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	298,702,832	319,771,176
Net increase in net assets from operations	329,009,579	328,756,681

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(453,185)	(854,941)
Class 2	(10,361,979)	(10,667,156)
Class 3	(20,845,482)	(13,666,431)
Class 4	(10,043,073)	(8,324,082)
Total Dividends	(41,703,719)	(33,512,610)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	681,659	57,372,832
Class 2	91,672,424	310,822,024
Class 3	276,657,991	691,940,811
Class 4	49,900,000	458,126,968
Purchase premiums:
Class 1	9,434	79,717
Class 2	102,972	652,621
Class 3	160,708	386,643
Class 4	81,798	197,554
Redemption fees:
Class 1	2,939	6,852
Class 2	32,530	59,689
Class 3	49,264	41,412
Class 4	25,715	21,095
Dividends reinvested:
Class 1	177,440	621,138
Class 2	10,361,979	10,667,156
Class 3	20,845,482	13,666,431
Class 4	10,043,073	8,324,082
Cost of shares redeemed:
Class 1	(41,887,651)	(72,816,528)
Class 2	(226,837,755)	(615,053,580)
Class 3	(26,039,059)	(302,097,134)
Class 4	(35,218,367)	(11,067,960)

Increase in Net Assets from Transactions in Shares of Beneficial Interest	130,822,576	551,951,823

Total Increase in Net Assets	418,128,436	847,195,894

NET ASSETS
Beginning of year	2,126,479,209	1,279,283,315
End of year (including distributions in excess of net investment income of $2,620,701 and $1,926,053, respectively)	$2,544,607,645	$2,126,479,209

The accompanying notes are an integral part of the financial statements.

26

FINANCIAL HIGHLIGHTS	Baillie Gifford International Equity Fund

Selected data for a Class 1 Share outstanding throughout each year:

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net asset value, beginning of year	$10.42	$8.65	$9.97	$8.86	$6.07

From Investment Operations
Net investment income(a)	0.18	0.21	0.17	0.12	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.39	1.70	(1.38)	1.15	2.70
Net increase (decrease) in net asset value from investment operations	1.57	1.91	(1.21)	1.27	2.86

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)	(0.15)	(0.11)	(0.17)	(0.08)
Distributions from net realized gain on investments	-	-	(0.01)	-	-
Total Dividends and Distributions	(0.17)	(0.15)	(0.12)	(0.17)	(0.08)

Proceeds from Purchase Premiums and Redemption Fees(a)	0.00(e)	0.01	0.01	0.01	0.01

Net asset value, end of year	$11.82	$10.42	$8.65	$9.97	$8.86

Total Return
Total investment return based on net asset value(b)	15.10%	22.17%	(12.07)%	14.44%	47.24%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$27,187	$61,940	$63,868	$72,366	$64,512
Ratio of net expenses to average net assets	0.79%	0.80%(d)	0.84%	0.86%	0.93%(c)
Ratio of net expenses to average net assets, before waiver	0.79%	0.83%(d)	0.84%	0.86%	0.94%(c)
Ratio of net investment income to average net assets	1.65%	2.19%	1.72%	1.36%	2.17%
Portfolio turnover rate	16%	13%	11%	24%	17%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.
(c)	Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.90% for Class 1 Shares.
(d)	Baillie Gifford Overseas Limited had voluntarily agreed to waive its fees and/or bear other expenses through June 30, 2012, during which time Baillie Gifford Overseas Limited received annual management fee equal to 0.25% of the Fund’s average net assets.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

27

FINANCIAL HIGHLIGHTS (continued)	Baillie Gifford International Equity Fund

Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net asset value, beginning of year	$10.39	$8.63	$9.95	$8.84	$6.07

From Investment Operations
Net investment income(a)	0.19	0.22	0.16	0.13	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.40	1.69	(1.36)	1.15	2.80
Net increase (decrease) in net asset value from investment operations	1.59	1.91	(1.20)	1.28	2.89

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.19)	(0.16)	(0.12)	(0.18)	(0.13)
Distributions from net realized gain on investments	-	-	(0.01)	-	-
Total Dividends and Distributions	(0.19)	(0.16)	(0.13)	(0.18)	(0.13)

Proceeds from Purchase Premiums and Redemption Fees(a)	0.00(e)	0.01	0.01	0.01	0.01

Net asset value, end of year	$11.79	$10.39	$8.63	$9.95	$8.84

Total Return
Total investment return based on net asset value(b)	15.35%	22.33%	(11.94)%	14.65%	47.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$637,144	$682,452	$831,065	$447,232	$214,722
Ratio of net expenses to average net assets	0.61%	0.62%(d)	0.67%	0.68%	0.70%(c)

Ratio of net expenses to average net assets, before waiver	0.61%	0.64%(d)	0.67%	0.68%	0.70%(c)
Ratio of net investment income to average net assets	1.72%	2.27%	1.74%	1.43%	1.12%
Portfolio turnover rate	16%	13%	11%	24%	17%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.
(c)	Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.72% for Class 1 Shares.
(d)	Baillie Gifford Overseas Limited had voluntarily agreed to waive its fees and/or bear other expenses through June 30, 2012, during which time Baillie Gifford Overseas Limited received annual management fee equal to 0.25% of the Fund’s average net assets.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

28

FINANCIAL HIGHLIGHTS (continued)	Baillie Gifford International Equity Fund

Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Period September 1, 2010(a) through December 31, 2010
Net asset value, beginning of period	$10.52	$8.73	$10.06	$8.53

From Investment Operations
Net investment income(b)	0.19	0.17	0.17	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.42	1.78	(1.37)	1.69
Net increase (decrease) in net asset value from investment operations	1.61	1.95	(1.20)	1.71

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.20)	(0.17)	(0.13)	(0.19)
Distributions from net realized gain on investments	-	-	(0.01)	-
Total Dividends and Distributions	(0.20)	(0.17)	(0.14)	(0.19)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.00(e)	0.01	0.01	0.01

Net asset value, end of period	$11.93	$10.52	$8.73	$10.06

Total Return
Total investment return based on net asset value(c)	15.34%	22.50%	(11.85)%	20.19%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,268,490	$862,591	$367,327	$154,209
Ratio of net expenses to average net assets	0.54%	0.56%(d)	0.60%	0.61%*
Ratio of net expenses to average net assets, before waiver	0.54%	0.58%(d)	0.60%	0.61%*
Ratio of net investment income to average net assets	1.75%	1.71%	1.75%	0.76%*
Portfolio turnover rate	16%	13%	11%	24%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.
(d)	Baillie Gifford Overseas Limited had voluntarily agreed to waive its fees and/or bear other expenses through June 30, 2012, during which time Baillie Gifford Overseas Limited received annual management fee equal to 0.25% of the Fund’s average net assets.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

29

FINANCIAL HIGHLIGHTS (concluded)	Baillie Gifford International Equity Fund

Selected data for a Class 4 Share outstanding throughout each period:

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Period July 30, 2010(a) through December 31, 2010
Net asset value, beginning of period	$10.75	$8.92	$10.28	$9.00

From Investment Operations
Net investment income(b)	0.20	0.22	0.20	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.45	1.77	(1.43)	1.42
Net increase (decrease) in net asset value from investment operations	1.65	1.99	(1.23)	1.46

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.20)	(0.17)	(0.13)	(0.19)
Distributions from net realized gain on investments	-	-	(0.01)	-
Total Dividends and Distributions	(0.20)	(0.17)	(0.14)	(0.19)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.00(e)	0.01	0.01	0.01

Net asset value, end of period	$12.20	$10.75	$8.92	$10.28

Total Return
Total investment return based on net asset value(c)	15.42%	22.51%	(11.86)%	16.38%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$611,786	$519,496	$17,024	$20,955
Ratio of net expenses to average net assets	0.51%	0.53%(d)	0.56%	0.58%*

Ratio of net expenses to average net assets, before waiver	0.51%	0.54%(d)	0.56%	0.58%*
Ratio of net investment income to average net assets	1.77%	2.20%	2.03%	0.97%*
Portfolio turnover rate	16%	13%	11%	24%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.
(d)	Baillie Gifford Overseas Limited had voluntarily agreed to waive its fees and/or bear other expenses through June 30, 2012, during which time Baillie Gifford Overseas Limited received annual management fee equal to 0.25% of the Fund’s average net assets.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

30

INDUSTRY DIVERSIFICATION TABLE
December 31, 2013 (unaudited)	Baillie Gifford International Choice Fund

	Value	% of Total Net Assets

Apparel	2,621,013	0.9%
Apparel retailers	4,257,242	1.5
Auto Manufacturers	6,390,039	2.3
Banks	23,172,966	8.3
Beverages, Food & Tobacco	25,819,411	9.2
Biotechnology	3,350,561	1.2
Chemicals	4,967,324	1.8
Commercial Services	6,124,083	2.2
Commercial Vehicles & Trucks	3,849,043	1.4
Computer Services	224,760	0.1
Construction & Building Materials	3,383,609	1.2
Cosmetics/Personal Care	2,782,994	1.0
Distribution/Wholesale	1,844,846	0.7
Diversified Financial Services	7,345,194	2.6
Diversified Industrials	2,158,115	0.8
Electronic & Electrical Equipment	11,538,090	4.1
Engineering & Machinery	21,017,971	7.5
Entertainment	5,963,036	2.1
Food Producers & Processors	9,619,789	3.4
Healthcare - Products	8,328,447	3.0
Holding Companies - Diversified	5,777,814	2.1
Insurance	8,635,092	3.1
Internet	29,195,161	10.4
Investment Companies	13,976,896	5.0
Media & Photography	4,775,459	1.7
Mining & Metals	4,218,910	1.5
Oil & Gas	13,613,914	4.9
Pharmaceuticals	12,248,377	4.4
Retailers - General	12,925,318	4.6
Semiconductors	11,498,085	4.1
Travel & Leisure	4,386,894	1.6

Total Value of Investments	276,010,453	98.7
Other assets less liabilities	3,507,361	1.3
Net Assets	$279,517,814	100.0%
31

PORTFOLIO OF INVESTMENTS
December 31, 2013	Baillie Gifford International Choice Fund

	Shares	Value

COMMON STOCKS - 97.9%
AUSTRALIA - 7.2%
Aristocrat Leisure Ltd.	950,520	$3,993,664
Brambles Ltd.	310,002	2,539,822
Cochlear Ltd.	88,871	4,682,356
Mesoblast Ltd. (a)	267,300	1,398,754
Recall Holdings Ltd. (a)	62,000	224,760
Seek Ltd.	259,147	3,115,568
Treasury Wine Estates Ltd.	451,871	1,948,916
Woolworths Ltd.	71,269	2,158,115
		20,061,955
BELGIUM - 0.6%
Colruyt SA	28,573	1,596,476

CHINA - 6.6%
Baidu, Inc. ADR (a)	28,500	5,069,580
BOC Hong Kong Holdings Ltd.	509,540	1,636,469
Cafe de Coral Holdings Ltd.	680,298	2,195,555
Jardine Strategic Holdings Ltd.	73,000	2,339,178
Li & Fung Ltd.	1,427,218	1,844,846
Mindray Medical International Ltd. ADR	54,432	1,979,147
Tsingtao Brewery Co. Ltd., Class H	396,057	3,356,330
		18,421,105
DENMARK - 4.1%
Carlsberg A/S, B Shares	57,302	6,340,682
Novo Nordisk A/S, B Shares	21,917	4,017,426
Novozymes A/S, B Shares	22,771	961,853
		11,319,961
FINLAND - 1.5%
Kone Oyj, B Shares	95,201	4,293,449

FRANCE - 2.2%
BioMerieux	15,887	1,666,944
Legrand SA	37,744	2,080,174
Total SA	37,134	2,279,273
		6,026,391
GERMANY - 0.9%
Adidas AG	20,554	2,621,013

INDIA - 1.0%
Mahindra & Mahindra Ltd. GDR	204,515	2,869,760

INDONESIA - 0.9%
PT Bank Negara Indonesia Persero Tbk	7,576,500	2,467,852

The accompanying notes are an integral part of the financial statements.

32

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2013	Baillie Gifford International Choice Fund

	Shares	Value

ITALY - 2.6%
CNH Industrial NV (a)	337,703	$3,849,043
EXOR SpA	86,515	3,438,636
		7,287,679
JAPAN - 11.9%
Asahi Group Holdings Ltd.	119,200	3,363,787
Kao Corp.	88,400	2,782,994
MS&AD Insurance Group Holdings, Inc.	212,000	5,698,342
Olympus Corp. (a)	107,200	3,400,035
Rakuten, Inc.	345,900	5,162,015
Sankyo Co., Ltd.	42,700	1,969,372
Shimano, Inc.	51,100	4,386,894
SMC Corp.	9,600	2,422,930
THK Co., Ltd.	168,700	4,213,377
		33,399,746
MEXICO - 0.7%
Wal-Mart de Mexico SAB de CV, Series V	789,800	2,072,420

NEW ZEALAND - 1.1%
Trade Me Ltd.	908,372	3,033,721

PHILIPPINES - 0.8%
Puregold Price Club, Inc.	2,569,500	2,199,178

SINGAPORE - 1.6%
United Overseas Bank Ltd.	263,000	4,441,295

SOUTH AFRICA - 2.4%
Clicks Group Ltd.	337,702	2,021,383
Naspers Ltd., N Shares	45,622	4,775,459
		6,796,842
SOUTH KOREA - 2.9%
Samsung Electronics Co., Ltd. GDR Reg S	7,913	5,177,806
Samsung Fire & Marine Insurance Co., Ltd.	11,951	2,936,750
		8,114,556
SPAIN - 4.1%
Corporacion Financiera Alba SA	33,550	1,961,584
Distribuidora Internacional de Alimentacion SA	578,587	5,180,641
Inditex SA	25,784	4,257,242
		11,399,467
SWEDEN - 9.7%
Atlas Copco AB, B Shares	202,365	5,144,386
Investment AB Kinnevik, B Shares	187,535	8,694,334
Investor AB, B Shares	96,362	3,320,978
Scania AB, B Shares	179,612	3,520,279
Svenska Handelsbanken AB, A Shares	133,124	6,545,284
		27,225,261

The accompanying notes are an integral part of the financial statements.

33

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2013	Baillie Gifford International Choice Fund

	Shares	Value

SWITZERLAND - 7.8%
Geberit AG	11,153	$3,383,609
Nestle SA	73,798	5,408,660
Roche Holding AG - Genusschein	29,383	8,230,951
Schindler Holding AG, Participating Certificates	19,129	2,816,053
UBS AG (a)	100,505	1,924,405
		21,763,678
TAIWAN - 2.7%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	568,385	3,023,808
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	264,341	4,610,107
		7,633,915
TURKEY - 1.1%
Turkiye Garanti Bankasi A/S ADR	990,330	3,178,959

UNITED KINGDOM - 20.8%
AMEC Plc.	71,876	1,297,713
ASOS Plc. (a)	67,462	6,873,612
BG Group Plc.	351,444	7,562,537
BHP Billiton Plc.	96,721	3,001,260
Hargreaves Lansdown Plc.	241,333	5,420,789
Imagination Technologies Group Plc. (a)	578,800	1,710,172
Imperial Tobacco Group Plc.	52,452	2,033,475
Intertek Group Plc.	68,675	3,584,261
John Wood Group Plc.	217,050	2,474,391
Johnson Matthey Plc.	91,289	4,967,324
Kazakhmys Plc.	335,612	1,217,650
Mitchells & Butlers Plc. (a)	405,931	2,840,306
Rightmove Plc.	130,809	5,940,665
Standard Chartered Plc.	123,954	2,799,757
Unilever Plc.	102,346	4,211,129
Weir Group Plc. (The)	60,096	2,127,776
		58,062,817
UNITED STATES - 2.7%
Coca-Cola Enterprises, Inc.	81,477	3,595,580
Mettler-Toledo International, Inc. (a)	12,507	3,034,073
Protalix BioTherapeutics, Inc. (a)	254,487	989,954
		7,619,607
Total Common Stocks (cost $251,245,014)		273,907,103

PREFERRED STOCKS - 0.8%
BRAZIL - 0.8%
Itau Unibanco Holding SA ADR (cost $2,133,895)	155,000	2,103,350

The accompanying notes are an integral part of the financial statements.

34

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2013	Baillie Gifford International Choice Fund

Value

TOTAL INVESTMENTS - 98.7% (cost $253,378,909)	$276,010,453
Other assets less liabilities - 1.3%	3,507,361
NET ASSETS - 100.0%	$279,517,814

(a) Non Income Producing
ADR	-	American Depositary Receipt.
GDR	-	Global Depositary Receipt.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

35

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013	Baillie Gifford International Choice Fund

ASSETS
Investments, at value (cost $253,378,909)	$276,010,453
Cash	7,073,777
Foreign cash, at value (cost $14,913)	14,914
Dividends receivable	140,539
Tax reclaims receivable	23,623

Total Assets	283,263,306

LIABILITIES
Payable for investments purchased	3,362,846
Management fee payable	154,367
Servicing fee payable	147,812
Trustee payable	1,910
Accrued expenses	78,557

Total Liabilities	3,745,492

NET ASSETS	$279,517,814

COMPOSITION OF NET ASSETS
Paid-in capital	$257,746,926
Distributions in excess of net investment income	(661,626)
Accumulated net realized loss on investments and foreign currency transactions	(205,396)
Net unrealized appreciation in value of investments and foreign currencies	22,637,910
$279,517,814

NET ASSET VALUE, PER SHARE

Class 2 ($169,777,731 / 13,910,919 shares outstanding), unlimited authorized, no par value	$12.20
Maximum Purchase Price Per Share (Note D)	$12.22
Minimum Redemption Price Per Share (Note D)	$12.18

Class 3 ($109,740,083 / 8,902,390 shares outstanding), unlimited authorized, no par value	$12.33
Maximum Purchase Price Per Share (Note D)	$12.35
Minimum Redemption Price Per Share (Note D)	$12.31

The accompanying notes are an integral part of the financial statements.

36

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013	Baillie Gifford International Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $217,870)	$2,309,410
Interest	12
Total Investment Income	2,309,422

EXPENSES
Management fee (Note B)	339,526
Shareholder Servicing fees - Class 1 Shares (Note B)	31,570
Shareholder Servicing fees - Class 2 Shares (Note B)	160,648
Shareholder Servicing fees - Class 3 Shares (Note B)	138,591
Fund Accounting	98,289
Custody	44,516
Legal	17,550
Transfer Agency	10,415
Professional fees	6,593
Trustees’ fees	5,727
Insurance	1,717
Miscellaneous	2,414
Total Expenses	857,556
Fees waived (Note B)	(1,267)
Net Expenses	856,289

Net Investment Income	1,453,133

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(181,555)
Foreign currency transactions	18,250
(163,305)

Net change in unrealized appreciation (depreciation) on:
Investments	21,867,362
Translation of assets and liabilities in foreign currencies	7,636
21,874,998

Net realized and unrealized gain on investments and foreign currency transactions	21,711,693
NET INCREASE IN NET ASSETS FROM OPERATIONS	$23,164,826

The accompanying notes are an integral part of the financial statements.

37

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford International Choice Fund

	For the Year Ended December 31, 2013	For the Period September 24, 2012* through December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,453,133	$13,229
Net realized gain (loss) from investments and foreign currency transactions	(163,305)	238
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	21,874,998	762,912
Net increase in net assets from operations	23,164,826	776,379

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income:
Class 1	-	(30,032)
Class 2	(1,243,112)	-
Class 3	(897,173)	-
Total Dividends	(2,140,285)	(30,032)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	-	23,986,930
Class 2	156,103,614	-
Class 3	101,519,199	-
Purchase premiums:
Class 1	-	48,070
Class 2	140,612	-
Class 3	141,798	-
Dividends reinvested:
Class 1	-	30,032
Class 2	1,243,112	-
Class 3	897,173	-
Cost of shares redeemed:
Class 1	(26,363,614)	-

Increase in Net Assets from Transactions in Shares of Beneficial Interest	233,681,894	24,065,032

Total Increase in Net Assets	254,706,435	24,811,379

NET ASSETS
Beginning of period	24,811,379	-

End of period (including undistributed (distributions in excess of) net investment income of ($661,626) and $6,965, respectively)	$279,517,814	$24,811,379

* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

38

FINANCIAL HIGHLIGHTS	Baillie Gifford International Choice Fund

Selected data for a Class 2 Share outstanding throughout the period:

For the Period
April 9, 2013(a)
through
December 31, 2013
Net asset value, beginning of period	$11.00

From Investment Operations
Net investment income(b)	0.08
Net realized and unrealized gain on investments and foreign currency transactions	1.19
Net increase in net asset value from investment operations	1.27

Dividends to Shareholders
Dividends from net investment income	(0.09)

Proceeds from Purchase Premiums(b)	0.02

Net asset value, end of period	$12.20

Total Return
Total investment return based on net asset value(c)	11.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$169,778
Ratio of net expenses to average net assets, before waiver	0.67%*
Ratio of net expenses to average net assets, after waiver	0.66%*
Ratio of net investment income to average net assets	0.98%*
Portfolio turnover rate	11%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

39

FINANCIAL HIGHLIGHTS	Baillie Gifford International Choice Fund

Selected data for a Class 3 Share outstanding throughout the period:

For the Period
April 30, 2013(a)
through
December 31, 2013
Net asset value, beginning of period	$11.50

From Investment Operations
Net investment income(b)	0.09
Net realized and unrealized gain on investments and foreign currency transactions	0.82
Net increase in net asset value from investment operations	0.91

Dividends to Shareholders
Dividends from net investment income	(0.10)

Proceeds from Purchase Premiums(b)	0.02

Net asset value, end of period	$12.33

Total Return
Total investment return based on net asset value(c)	8.11%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$109,740
Ratio of net expenses to average net assets, before waiver	0.58%*
Ratio of net expenses to average net assets, after waiver	0.58%*
Ratio of net investment income to average net assets	1.10%*
Portfolio turnover rate	11%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

40

INDUSTRY DIVERSIFICATION TABLE
December 31, 2013 (unaudited)	Baillie Gifford EAFE Fund

		% of Total
	Value	Net Assets

Aerospace	$72,626,175	3.0%
Aerospace/Defense	37,960,158	1.5
Apparel retailers	86,164,579	3.5
Auto Manufacturers	99,207,299	4.0
Banks	291,990,962	11.9
Beverages, Food & Tobacco	73,768,467	3.0
Biotechnology	52,484,558	2.1
Broadcasting & Entertainment	15,185,330	0.6
Chemicals	62,025,016	2.5
Commercial Services	46,443,139	1.9
Computers	12,617,471	0.5
Construction & Building Materials	68,188,722	2.8
Cosmetics/Personal Care	63,972,889	2.6
Diversified Financial Services	52,948,747	2.3
Diversified Industrials	30,439,813	1.2
Electronic & Electrical Equipment	34,341,308	1.4
Energy - Alternate Sources	5,466,073	0.2
Engineering & Machinery	173,979,329	7.1
Food Producers & Processors	10,235,533	0.4
Food Retailers & Wholesalers	12,287,340	0.5
General Retailers	11,669,367	0.5
Healthcare - Products	52,211,449	2.1
Insurance	165,470,927	6.7
Internet	389,111,803	15.9
Investment Companies	28,010,838	1.1
Media & Photography	26,648,586	1.1
Mining & Metals	40,866,898	1.7
Personal Goods	47,452,595	1.9
Pharmaceuticals	58,567,318	2.4
Retailers - General	58,568,486	2.4
Semiconductors	114,842,248	4.7
Telecommunication Services	115,243,078	4.7
Toys/Games/Hobbies	9,373,079	0.4

Total Value of Investments	2,420,369,580	98.6
Other assets less liabilities	33,189,217	1.4
Net Assets	$2,453,558,797	100.0%
41

PORTFOLIO OF INVESTMENTS
December 31, 2013	Baillie Gifford EAFE Fund

	Shares	Value

COMMON STOCKS - 96.9%
ARGENTINA - 0.7%
MercadoLibre, Inc.	167,700	$18,076,383

AUSTRALIA - 2.0%
Cochlear Ltd.	143,913	7,582,359
Fortescue Metals Group Ltd.	7,823,199	40,866,898
		48,449,257
BRAZIL - 0.4%
BM&F Bovespa SA	2,103,200	9,865,168

CHILE - 0.5%
Sociedad Quimica y Minera de Chile SA ADR	443,100	11,467,428

CHINA - 13.9%
AIA Group Ltd.	13,956,200	70,248,363
Baidu, Inc. ADR (a)	674,917	120,054,236
Hong Kong Exchanges and Clearing Ltd.	1,192,101	19,926,368
New Oriental Education & Technology Group ADR	582,900	18,361,350
Tencent Holdings Ltd.	1,503,000	96,233,292
Youku Tudou, Inc. ADR (a)	501,166	15,185,330
		340,008,939
DENMARK - 4.0%
Chr. Hansen Holding A/S	295,143	11,699,621
Novo Nordisk A/S, B Shares	319,513	58,567,318
Novozymes A/S, B Shares	643,490	27,181,172
		97,448,111
FRANCE - 5.7%
Compagnie Generale d’Optique Essillor International SA	295,066	31,397,330
Kering	215,605	45,574,881
L’Oreal SA	364,282	63,972,889
		140,945,100
GERMANY - 2.4%
Aixtron SE NA (a)	789,310	11,450,753
HeidelbergCement AG	227,675	17,288,621
SMA Solar Technology AG	172,524	5,466,073
Volkswagen AG	94,516	25,662,883
		59,868,330
INDIA - 0.4%
Housing Development Finance Corp.	797,100	10,263,118

IRELAND - 0.6%
James Hardie Industries Plc. SE CDI	1,292,501	15,000,412

ITALY - 4.3%
Fiat SpA (a)	5,765,457	47,190,047
UniCredit SpA	7,762,931	57,264,640
		104,454,687

The accompanying notes are an integral part of the financial statements.

42

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2013	Baillie Gifford EAFE Fund

	Shares	Value

JAPAN - 11.3%
Don Quijote Co., Ltd.	192,500	$11,669,367
Gree, Inc.	1,335,800	13,179,149
Kyocera Corp.	229,000	11,448,070
Rakuten, Inc.	4,833,700	72,135,394
Sanrio Co., Ltd.	222,600	9,373,079
SMC Corp.	179,100	45,202,786
SoftBank Corp.	1,313,300	115,243,078
		278,250,923
NETHERLANDS - 1.0%
ASML Holding NV	126,937	11,889,180
Gemalto NV	114,646	12,617,471
		24,506,651
NORWAY - 1.1%
Schibsted ASA	402,117	26,648,586

PERU - 0.8%
Credicorp Ltd.	158,129	20,988,462

PORTUGAL - 0.8%
Jeronimo Martins SGPS SA	992,137	19,400,067

RUSSIA - 1.0%
Magnit OJSC GDR Reg S	185,000	12,287,340
Mail.ru Group Ltd. GDR Reg S	274,238	12,231,015
		24,518,355
SINGAPORE - 0.5%
Singapore Exchange Ltd.	2,236,000	12,894,093

SOUTH KOREA - 3.2%
Celltrion, Inc. (a)	374,361	13,603,765
NAVER Corp.	59,417	40,945,899
Samsung Electronics Co., Ltd.	17,569	22,893,238
		77,442,902
SPAIN - 8.1%
Banco Popular Espanol SA (a)	8,315,869	50,229,324
Banco Santander SA	4,593,748	41,309,435
Distribuidora Internacional de Alimentacion SA	2,428,483	21,744,521
Inditex SA	521,856	86,164,579
		199,447,859
SWEDEN - 9.1%
Alfa Laval AB	1,184,742	30,439,813
Atlas Copco AB, A Shares	2,729,744	75,794,229
Elekta AB, B Shares	864,644	13,231,760
Investment AB Kinnevik, B Shares	604,188	28,010,838
Sandvik AB	1,656,412	23,378,091
Svenska Handelsbanken AB, A Shares	1,047,443	51,499,443
		222,354,174

The accompanying notes are an integral part of the financial statements.

43

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2013	Baillie Gifford EAFE Fund

	Shares	Value

SWITZERLAND - 7.2%
ABB Ltd. (a)	1,119,675	$29,604,223
Compagnie Financiere Richemont SA	475,013	47,452,595
Geberit AG	118,332	35,899,689
Swatch Group AG (The)	19,604	12,993,605
Syngenta AG	126,807	50,557,588
		176,507,700
TAIWAN - 0.6%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	819,806	14,297,417

TURKEY - 0.8%
BIM Birlesik Magazalar A/S	506,814	10,235,533
Turkiye Garanti Bankasi A/S	3,250,459	10,536,477
		20,772,010
UNITED KINGDOM - 16.5%
Aggreko Plc.	990,163	28,081,789
ARM Holdings Plc.	4,246,000	77,204,898
ASOS Plc. (a)	159,551	16,256,435
British American Tobacco Plc.	607,811	32,623,879
Meggitt Plc.	4,335,587	37,960,158
Prudential Plc.	4,261,638	95,222,564
Rolls-Royce Holdings Plc. (a)	3,433,620	72,626,175
Standard Chartered Plc.	2,020,826	45,644,529
		405,620,427
Total Common Stocks (cost $1,471,629,954)		2,379,496,559

PREFERRED STOCKS - 1.7%
BRAZIL - 0.6%
Itau Unibanco Holding SA ADR	1,069,908	14,518,652

GERMANY - 1.1%
Porsche Automobil Holding SE	252,456	26,354,369

Total Preferred Stocks (cost $30,026,460)		40,873,021

TOTAL INVESTMENTS - 98.6% (cost $1,501,656,414)		2,420,369,580
Other assets less liabilities - 1.4%		33,189,217
NET ASSETS - 100.0%		$2,453,558,797

(a) Non Income Producing
ADR	-	American Depositary Receipt.
CDI	-	Chess Depositary Interest.
GDR	-	Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

44

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2013	Baillie Gifford EAFE Fund

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

45

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013	Baillie Gifford EAFE Fund

ASSETS
Investments, at value (cost $1,501,656,414)	$2,420,369,580
Cash	34,058,162
Foreign cash, at value (cost $1,142,069)	1,157,894
Dividends receivable	396,377
Tax reclaims receivable	1,777,543

Total Assets	2,457,759,556

LIABILITIES
Management fee payable	1,483,309
Servicing fee payable	1,167,382
Distribution payable	934,057
Trustee fee payable	16,923
Indian capital gains tax payable	1,403
Accrued expenses	597,685

Total Liabilities	4,200,759

NET ASSETS	$2,453,558,797

COMPOSITION OF NET ASSETS
Paid-in capital	$1,573,908,451
Distributions in excess of net investment income	(18,175,411)
Accumulated net realized loss on investments and foreign currency transactions (net of Indian capital gains tax)	(20,957,950)
Net unrealized appreciation in value of investments and foreign currencies (net of deferred Indian capital gains tax)	918,783,707
$2,453,558,797

NET ASSET VALUE, PER SHARE

Class 1 ($26,280,338 / 2,081,948 shares outstanding), unlimited authorized, no par value	$12.62
Maximum Purchase Price Per Share (Note D)	$12.65
Minimum Redemption Price Per Share (Note D)	$12.60

Class 2 ($828,208,461 / 65,814,708 shares outstanding), unlimited authorized, no par value	$12.58
Maximum Purchase Price Per Share (Note D)	$12.61
Minimum Redemption Price Per Share (Note D)	$12.56

Class 3 ($530,001,051 / 42,035,328 shares outstanding), unlimited authorized, no par value	$12.61
Maximum Purchase Price Per Share (Note D)	$12.64
Minimum Redemption Price Per Share (Note D)	$12.59

Class 4 ($220,388,123 / 17,457,311 shares outstanding), unlimited authorized, no par value	$12.62
Maximum Purchase Price Per Share (Note D)	$12.65
Minimum Redemption Price Per Share (Note D)	$12.60

Class 5 ($848,680,824 / 67,151,371 shares outstanding), unlimited authorized, no par value	$12.64
Maximum Purchase Price Per Share (Note D)	$12.67
Minimum Redemption Price Per Share (Note D)	$12.62

The accompanying notes are an integral part of the financial statements.

46

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013	Baillie Gifford EAFE Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,918,481)	$38,497,772
Interest	5,139
Total Investment Income	38,502,911

EXPENSES
Management fee (Note B)	5,431,012
Shareholder Servicing fees - Class 1 Shares (Note B)	190,394
Shareholder Servicing fees - Class 2 Shares (Note B)	2,196,237
Shareholder Servicing fees - Class 3 Shares (Note B)	1,137,655
Shareholder Servicing fees - Class 4 Shares (Note B)	81,464
Shareholder Servicing fees - Class 5 Shares (Note B)	839,935
Fund Accounting	1,049,475
Custody	405,766
Legal	226,757
Professional fees	60,587
Trustees’ fees	55,844
Insurance	36,130
Transfer Agency	33,165
Miscellaneous	25,142
Total Expenses	11,769,563

Net Investment Income	26,733,348

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	48,712,692
Foreign currency transactions	(143,555)
48,569,137

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred Indian capital gains tax of $1,403)	481,878,349
Translation of assets and liabilities in foreign currencies	64,981
481,943,330

Net realized and unrealized gain on investments and foreign currency transactions	530,512,467
NET INCREASE IN NET ASSETS FROM OPERATIONS	$557,245,815

The accompanying notes are an integral part of the financial statements.

47

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford EAFE Fund

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$26,733,348	$23,220,781
Net realized gain (loss) from investments and foreign currency transactions	48,569,137	(36,378,729)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	481,943,330	336,624,733
Net increase in net assets from operations	557,245,815	323,466,785

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(233,655)	(346,140)
Class 2	(8,729,182)	(9,050,478)
Class 3	(5,941,859)	(5,075,670)
Class 4	(2,487,636)	-
Class 5	(10,105,932)	(6,828,751)
Total Dividends	(27,498,264)	(21,301,039)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	-	20,956,314
Class 2	47,777,796	161,201,621
Class 3	217,132,949	7,485,000
Class 4	201,540,630	49,900,000
Class 5	49,900,000	532,921,389
Purchase premiums:
Class 1	2,951	3,667
Class 2	51,231	75,854
Class 3	36,622	40,423
Class 4	1,789	35,418
Class 5	47,607	15,109
Redemption fees:
Class 1	8,131	1,742
Class 2	147,441	36,183
Class 3	105,792	19,378
Class 4	4,975	4,000
Class 5	125,165	20,052
Dividends reinvested:
Class 1	233,655	346,140
Class 2	7,780,515	8,327,874
Class 3	5,941,859	4,098,931
Class 4	2,487,636	-
Class 5	10,105,932	6,828,751
Cost of shares redeemed:
Class 1	(27,717,996)	(2,503,756)
Class 2	(360,935,125)	(42,719,584)
Class 3	(318,740,539)	(102,190,959)
Class 4	-	(532,921,389)

Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(163,960,984)	111,982,158

Total Increase in Net Assets	365,786,567	414,147,904

NET ASSETS
Beginning of year	2,087,772,230	1,673,624,326
End of year (including distributions in excess of net investment income of $18,175,411 and $18,074,322, respectively)	$2,453,558,797	$2,087,772,230

The accompanying notes are an integral part of the financial statements.

48

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Fund

Selected data for a Class 1 Shares outstanding throughout each period:

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Period January 2, 2009(a) through December 31, 2009
Net asset value, beginning of period	$9.91	$8.43	$9.73	$8.47	$6.01

From Investment Operations
Net investment income(b)	0.13	0.10	0.11	0.14	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.69	1.46	(1.26)	1.23	2.36
Net increase (decrease) in net asset value from investment operations	2.82	1.56	(1.15)	1.37	2.48

Dividends to Shareholders
Dividends from net investment income	(0.11)	(0.08)	(0.15)	(0.12)	(0.03)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.00(c)	0.00(c)	0.00(c)	0.01	0.01

Net asset value, end of period	$12.62	$9.91	$8.43	$9.73	$8.47

Total Return
Total investment return based on net asset value(d)	28.48%	18.50%	(11.82)%	16.36%	41.49%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,280	$44,008	$19,880	$22,567	$41,798
Ratio of net expenses to average net assets	0.79%	0.79%	0.78%	0.79%	0.84*(e)
Ratio of net investment income to average net assets	1.17%	1.10%	1.16%	1.52%	1.61%*
Portfolio turnover rate	15%	18%	11%	13%	9%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.
(e)	Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.98% for Class 1 Shares.

The accompanying notes are an integral part of the financial statements.

49

FINANCIAL HIGHLIGHTS (continued)	Baillie Gifford EAFE Fund

Selected data for a Class 2 Shares outstanding throughout each year:

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net asset value, beginning of year	$9.88	$8.40	$9.70	$8.44	$5.85

From Investment Operations
Net investment income(a)	0.13	0.11	0.13	0.10	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.70	1.47	(1.27)	1.29	2.60
Net increase (decrease) in net asset value from investment operations	2.83	1.58	(1.14)	1.39	2.67

Dividends to Shareholders
Dividends from net investment income	(0.13)	(0.10)	(0.16)	(0.14)	(0.09)

Proceeds from Purchase Premiums and Redemption Fees(a)	0.00(b)	0.00(b)	0.00(b)	0.01	0.01

Net asset value, end of year	$12.58	$9.88	$8.40	$9.70	$8.44

Total Return
Total investment return based on net asset value(c)	28.69%	18.78%	(11.70)%	16.60%	45.75%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$828,208	$936,352	$682,295	$923,723	$499,797
Ratio of net expenses to average net assets	0.61%	0.61%	0.60%	0.62%	0.65%(d)
Ratio of net investment income to average net assets	1.21%	1.20%	1.33%	1.14%	0.95%
Portfolio turnover rate	15%	18%	11%	13%	9%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Rounds to less than $0.005 per share.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.
(d)	Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.80% for Class 2 Shares.

The accompanying notes are an integral part of the financial statements.

50

FINANCIAL HIGHLIGHTS (continued)	Baillie Gifford EAFE Fund

Selected data for a Class 3 Shares outstanding throughout each period:

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Period April 19, 2010(b) through December 31, 2010	For the Period January 1, 2009 through January 5, 2009(a)
Net asset value, beginning of period	$9.90	$8.42	$9.72	$8.87	$5.86

From Investment Operations
Net investment income (loss)(c)	0.14	0.12	0.13	0.08	(0.00)(d)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.71	1.46	(1.26)	0.91	0.17
Net increase (decrease) in net asset value from investment operations	2.85	1.58	(1.13)	0.99	0.17

Dividends to Shareholders
Dividends from net investment income	(0.14)	(0.10)	(0.17)	(0.15)	-

Proceeds from Purchase Premiums and Redemption Fees(c)	0.00(d)	0.00(d)	0.00(d)	0.01	-

Net asset value, end of period	$12.61	$9.90	$8.42	$9.72	$6.03(a)

Total Return
Total investment return based on net asset value(e)	28.83%	18.82%	(11.61)%	11.25%	2.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$530,001	$490,822	$502,187	$139,344	$-(a)
Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.56%*	0.57%*
Ratio of net investment income (loss) to average net assets	1.30%	1.26%	1.35%	1.26%*	(0.21)%*
Portfolio turnover rate	15%	18%	11%	13%	9%

*	Annualized.
(a)	Class had no sharesholders from Janaury 6, 2009 to April 18, 2010. All shares of this class were redeemed at $6.03 on Janaury 5, 2009. New shares were issued at $8.87 on April 19, 2010.
(b)	Recommencement of Operations.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Rounds to less than $0.005 per share.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

51

FINANCIAL HIGHLIGHTS (continued)	Baillie Gifford EAFE Fund

Selected data for a Class 4 Shares outstanding throughout the period:

For the Period October 10, 2013(a) through December 31, 2013
Net asset value, beginning of period	$11.68

From Investment Operations
Net investment income(b)	0.00 (c)
Net realized and unrealized gain on investments and foreign currency transactions	1.08

Net increase in net asset value from investment operations	1.08

Dividends to Shareholders
Dividends from net investment income	(0.14)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.00 (c)

Net asset value, end of period	$12.62

Total Return
Total investment return based on net asset value(d)	9.29%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$220,388
Ratio of net expenses to average net assets	0.52%*
Ratio of net investment income to average net assets	0.03%*
Portfolio turnover rate	15%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

52

FINANCIAL HIGHLIGHTS (concluded)	Baillie Gifford EAFE Fund

Selected data for a Class 5 Shares outstanding throughout each period:

	For the Year Ended December 31, 2013	For the Period July 18, 2012(a) through December 31, 2012
Net asset value, beginning of period	$9.92	$8.67

From Investment Operations
Net investment income(b)	0.14	0.03
Net realized and unrealized gain on investments and foreign currency transactions	2.73	1.33

Net increase in net asset value from investment operations	2.87	1.36

Dividends to Shareholders
Dividends from net investment income	(0.15)	(0.11)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.00(c)	0.00(c)

Net asset value, end of period	$12.64	$9.92

Total Return
Total investment return based on net asset value(d)	28.97%	15.72%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$848,681	$616,590
Ratio of net expenses to average net assets	0.46%	0.46%*
Ratio of net investment income to average net assets	1.28%	0.70%*
Portfolio turnover rate	15%	18%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

53

INDUSTRY DIVERSIFICATION TABLE
December 31, 2013 (unaudited)	Baillie Gifford EAFE Choice Fund

		% of Total
	Value	Net Assets

Apparel	$1,424,380	1.2%
Apparel retailers	1,374,556	1.2
Auto Manufacturers	2,667,320	2.3
Banks	8,608,625	7.5
Beverages, Food & Tobacco	10,835,920	9.4
Biotechnology	2,057,363	1.8
Chemicals	2,407,239	2.1
Commercial Services	2,723,005	2.4
Commercial Vehicles & Trucks	1,566,981	1.4
Computer Services	81,990	0.1
Construction & Building Materials	1,377,653	1.2
Cosmetics/Personal Care	1,473,350	1.3
Distribution/Wholesale	949,791	0.8
Diversified Financial Services	3,540,084	3.1
Diversified Industrials	1,220,930	1.1
Electronic & Electrical Equipment	5,363,371	4.7
Engineering & Machinery	9,285,873	8.1
Entertainment	2,175,885	1.9
Food Producers & Processors	4,382,990	3.8
Healthcare - Products	3,769,044	3.3
Holding Companies - Diversified	2,471,719	2.1
Insurance	2,685,210	2.3
Internet	11,566,869	10.1
Investment Companies	5,756,284	5.0
Media & Photography	1,278,180	1.1
Mining & Metals	2,100,540	1.8
Oil & Gas	6,850,914	5.9
Pharmaceuticals	4,905,733	4.3
Retailers - General	3,929,920	3.4
Semiconductors	2,886,075	2.5
Travel & Leisure	1,751,323	1.5

Total Value of Investments	113,469,117	98.7
Other assets less liabilities	1,468,396	1.3
Net Assets	$114,937,513	100.0%
54

PORTFOLIO OF INVESTMENTS
December 31, 2013	Baillie Gifford EAFE Choice Fund

	Shares	Value

COMMON STOCKS - 98.4%
AUSTRALIA - 7.1%
Aristocrat Leisure Ltd.	336,753	$1,414,887
Brambles Ltd.	132,810	1,088,102
Cochlear Ltd.	35,806	1,886,514
Mesoblast Ltd. (a)	107,840	564,316
Recall Holdings Ltd. (a)	22,617	81,990
Seek Ltd.	134,355	1,615,269
Treasury Wine Estates Ltd.	178,453	769,666
Woolworths Ltd.	25,788	780,893
		8,201,637
BELGIUM - 0.6%
Colruyt SA	12,037	672,550

CHINA - 6.7%
Baidu, Inc. ADR (a)	7,700	1,369,676
BOC Hong Kong Holdings Ltd.	261,960	841,327
Cafe de Coral Holdings Ltd.	299,702	967,242
Jardine Strategic Holdings Ltd.	35,400	1,134,341
Li & Fung Ltd.	734,782	949,791
Mindray Medical International Ltd. ADR	30,253	1,099,999
Tsingtao Brewery Co. Ltd., Class H	159,943	1,355,415
		7,717,791
DENMARK - 4.6%
Carlsberg A/S, B Shares	23,542	2,605,011
Novo Nordisk A/S, B Shares	8,400	1,539,736
Novozymes A/S, B Shares	25,517	1,077,844
		5,222,591
FINLAND - 1.5%
Kone Oyj, B Shares	38,674	1,744,150

FRANCE - 3.2%
BioMerieux	7,458	782,531
Legrand SA	23,730	1,307,825
Total SA	26,128	1,603,729
		3,694,085
GERMANY - 1.2%
Adidas AG	11,170	1,424,380

INDIA - 1.0%
Mahindra & Mahindra Ltd. GDR	84,000	1,178,690

ITALY - 2.5%
CNH Industrial NV (a)	137,482	1,566,981
EXOR SpA	33,648	1,337,378
		2,904,359

The accompanying notes are an integral part of the financial statements.

55

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2013	Baillie Gifford EAFE Choice Fund

	Shares	Value

JAPAN - 13.0%
Asahi Group Holdings Ltd.	53,800	$1,518,219
Kao Corp.	46,800	1,473,350
MS&AD Insurance Group Holdings, Inc.	99,900	2,685,210
Olympus Corp. (a)	47,100	1,493,858
Rakuten, Inc.	140,000	2,089,281
Sankyo Co., Ltd.	16,500	760,998
Shimano, Inc.	20,400	1,751,323
SMC Corp.	5,000	1,261,943
THK Co., Ltd.	76,900	1,920,621
		14,954,803
NEW ZEALAND - 1.1%
Trade Me Ltd.	363,306	1,213,345

SINGAPORE - 2.1%
Jardine Matheson Holdings Ltd.	8,400	440,037
United Overseas Bank Ltd.	114,163	1,927,876
		2,367,913
SOUTH AFRICA - 1.9%
Clicks Group Ltd.	143,732	860,337
Naspers Ltd., N shares	12,211	1,278,180
		2,138,517
SOUTH KOREA - 1.0%
Samsung Electronics Co., Ltd. GDR Reg S	1,787	1,169,309

SPAIN - 3.8%
Corporacion Financiera Alba SA	19,908	1,163,970
Distribuidora Internacional de Alimentacion SA	198,108	1,773,850
Inditex SA	8,325	1,374,556
		4,312,376
SWEDEN - 9.9%
Atlas Copco AB, B Shares	81,400	2,069,296
Investment AB Kinnevik, B Shares	75,167	3,484,827
Investor AB, B Shares	32,135	1,107,487
Scania AB, B Shares	75,953	1,488,630
Svenska Handelsbanken AB, A Shares	66,275	3,258,531
		11,408,771
SWITZERLAND - 8.7%
Geberit AG	4,541	1,377,653
Nestle SA	37,504	2,748,670
Roche Holding AG - Genusschein	12,016	3,365,997
Schindler Holding AG, Participating Certificates	8,603	1,266,480
UBS AG (a)	63,274	1,211,530
		9,970,330
TAIWAN - 1.9%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	204,913	1,090,137
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	61,759	1,077,077
		2,167,214
TURKEY - 0.8%
Turkiye Garanti Bankasi A/S	272,565	883,529

The accompanying notes are an integral part of the financial statements.

56

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2013	Baillie Gifford EAFE Choice Fund

	Shares	Value

UNITED KINGDOM - 22.8%
AMEC Plc.	35,445	$639,955
ASOS Plc. (a)	27,059	2,757,005
BG Group Plc.	142,589	3,068,297
BHP Billiton Plc.	51,279	1,591,191
Hargreaves Lansdown Plc.	103,667	2,328,554
Imagination Technologies Group Plc. (a)	216,500	639,689
Imperial Tobacco Group Plc.	31,748	1,230,816
Intertek Group Plc.	31,325	1,634,903
John Wood Group Plc.	134,993	1,538,933
Johnson Matthey Plc.	44,240	2,407,239
Kazakhmys Plc.	140,388	509,349
Mitchells & Butlers Plc. (a)	204,343	1,429,791
Rightmove Plc.	55,539	2,522,293
Standard Chartered Plc.	57,479	1,298,282
Unilever Plc.	39,720	1,634,320
Weir Group Plc. (The)	28,904	1,023,383
		26,254,000
UNITED STATES - 3.0%
Coca-Cola Enterprises, Inc.	35,870	1,582,943
Mettler-Toledo International, Inc. (a)	6,066	1,471,551
Protalix BioTherapeutics, Inc. (a)	106,736	415,203
		3,469,697
Total Common Stocks (cost $85,269,823)		113,070,037

PREFERRED STOCKS - 0.3%
BRAZIL - 0.3%
Itau Unibanco Holding SA ADR (cost $521,363)	29,409	399,080

TOTAL INVESTMENTS - 98.7% (cost $85,791,186)		113,469,117
Other assets less liabilities - 1.3%		1,468,396
NET ASSETS - 100.0%		$114,937,513

(a) Non Income Producing

ADR	-	American Depositary Receipt.
GDR	-	Global Depositary Receipt.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

57

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013	Baillie Gifford EAFE Choice Fund

ASSETS
Investments, at value (cost $85,791,186)	$113,469,117
Cash	1,327,798
Foreign cash, at value (cost $6,570)	6,570
Dividends receivable	54,113
Tax reclaims receivable	256,816

Total Assets	115,114,414

LIABILITIES
Servicing fee payable	66,402
Management fee payable	60,228
Trustee fee payable	782
Accrued expenses	49,489

Total Liabilities	176,901

NET ASSETS	$114,937,513

COMPOSITION OF NET ASSETS
Paid-in capital	$97,212,385
Distributions in excess of net investment income	(888,922)
Accumulated net realized loss on investments and foreign currency transactions	(9,072,524)
Net unrealized appreciation in value of investments and foreign currencies	27,686,574
$114,937,513

NET ASSET VALUE, PER SHARE

Class 1 ($19,995,036 / 1,536,225 shares outstanding), unlimited authorized, no par value	$13.02
Maximum Purchase Price Per Share (Note D)	$13.05
Minimum Redemption Price Per Share (Note D)	$13.00

Class 2 ($94,942,477 / 7,232,310 shares outstanding), unlimited authorized, no par value	$13.13
Maximum Purchase Price Per Share (Note D)	$13.16
Minimum Redemption Price Per Share (Note D)	$13.11

The accompanying notes are an integral part of the financial statements.

58

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013	Baillie Gifford EAFE Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $309,144)	$2,725,667
Interest	211
Total Investment Income	2,725,878

EXPENSES
Management fee (Note B)	299,057
Shareholder Servicing fees - Class 1 Shares (Note B)	3,374
Shareholder Servicing fees - Class 2 Shares (Note B)	233,614
Shareholder Servicing fees - Class 3 Shares (Note B)	64,229
Fund Accounting	106,531
Custody	24,585
Legal	12,713
Transfer Agency	11,067
Professional fees	2,936
Trustees’ fees	2,809
Insurance	2,161
Miscellaneous	1,396
Total Expenses	764,472

Net Investment Income	1,961,406

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, IN-KIND AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	5,684,502
In kind transactions	9,860,288
Foreign currency transactions	584,438
16,129,228

Net change in unrealized appreciation (depreciation) on:
Investments	7,323,423
Translation of assets and liabilities in foreign currencies	4,320
7,327,743

Net realized and unrealized gain on investments and foreign currency transactions	23,456,971
NET INCREASE IN NET ASSETS FROM OPERATIONS	$25,418,377

The accompanying notes are an integral part of the financial statements.

59

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford EAFE Choice Fund

	For the	For the
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,961,406	$3,940,296
Net realized gain (loss) from investments, in-kind and foreign currency transactions	16,129,228	(10,760,536)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,327,743	40,711,360
Net increase in net assets from operations	25,418,377	33,891,120

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(509,094)	-
Class 2	(2,998,953)	(4,309,208)
Class 3	-	(777,295)
Total Dividends	(3,508,047)	(5,086,503)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	19,159,986	-
Class 2	29,551,683	16,067,800
Class 3	90,951,574	42,471,000
Purchase premiums:
Class 1	6,680	-
Class 2	31,967	26,992
Class 3	-	7,208
Redemption fees:
Class 2	40,517	26,712
Class 3	14,152	5,436
Dividends reinvested:
Class 1	509,094	-
Class 2	2,998,953	4,309,208
Class 3	-	777,295
Cost of shares redeemed:
Class 2	(107,856,932)	(1,902,854)
Class 3	(125,975,781)	(19,529,294)
Class 4	-	(41,473,001)

Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(90,568,107)	786,502

Total Increase (Decrease) in Net Assets	(68,657,777)	29,591,119

NET ASSETS
Beginning of year	183,595,290	154,004,171
End of year (including distributions in excess of net investment income of $888,922 and $1,278,811, respectively)	$114,937,513	$183,595,290

The accompanying notes are an integral part of the financial statements.

60

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Choice Fund

Selected data for a Class 1 Shares outstanding throughout the period:

For the Period
December 17, 2013(a)
through
December 31, 2013
Net asset value, beginning of period	$12.80

From Investment Operations
Net investment income(b)	0.00(d)
Net realized and unrealized gain on investments and foreign currency transactions	0.56
Net increase in net asset value from investment operations	0.56

Dividends to Shareholders
Dividends from net investment income	(0.34)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.00(d)

Net asset value, end of period	$13.02

Total Return
Total investment return based on net asset value(c)	4.39%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,995
Ratio of net expenses to average net assets	0.27%*
Ratio of net investment income to average net assets	0.61%*
Portfolio turnover rate	25%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.
(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

61

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Choice Fund

Selected data for a Class 2 Shares outstanding throughout each period:

					For the Period
	For the	For the	For the	For the	December 17, 2009(a)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010 (b)	December 31, 2009
Net asset value, beginning of period	$11.19	$9.45	$11.24	$10.15	$10.00

From Investment Operations
Net investment income(c)	0.17	0.23	0.21	0.13	0.00(d)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.19	1.83	(1.64)	1.37	0.15
Net increase (decrease) in net asset value from investment operations	2.36	2.06	(1.43)	1.50	0.15

Change in NAV During Period of Inactivity(b)	-	-	-	(0.28)	-

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.43)	(0.32)	(0.21)	(0.14)	(0.00)(d)
Distributions from net realized gain on investments	-	-	(0.17)	-	-
Total Dividends and Distributions	(0.43)	(0.32)	(0.38)	(0.14)	(0.00)(d)

Proceeds from Purchase Premiums and Redemption Fees(c)	0.01	0.00(d)	0.02	0.01	-

Net asset value, end of period	$13.13	$11.19	$9.45	$11.24	$10.15

Total Return
Total investment return based on net asset value(e)	21.20%	21.81%	(12.54)%	15.22%	1.52%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,942	$156,038	$115,242	$46,487	$30,454
Ratio of net expenses to average net assets	0.67%	0.64%	0.65%	0.71%*	0.82%*
Ratio of net investment income to average net assets	1.41%	2.23%	1.97%	1.53%*	0.41%*
Portfolio turnover rate	25%	21%	46%	20%	0%

*	Annualized.
(a)	Commencement of investment operations.
(b)	For the periods January 1, 2010 to January 15, 2010 and March 25, 2010 to December 31, 2010. Class had no shareholders from January 16, 2010 to March 24, 2010. All shares of this class were redeemed at $10.48 on January 15, 2010. New shares were issued at $10.20 on March 25, 2010.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Amount is less than $0.005 per share.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

62

INDUSTRY DIVERSIFICATION TABLE
December 31, 2013 (unaudited)	Baillie Gifford Emerging Markets Fund

	Value	% of Total Net Assets

Aerospace/Defense	$4,980,402	1.4%
Auto Manufacturers	19,068,010	5.2
Automobiles & Parts	3,005,497	0.8
Banks	21,722,764	5.9
Beverages	1,562,907	0.4
Broadcasting & Entertainment	3,657,210	1.0
Commercial Vehicles & Trucks	4,431,817	1.2
Commodity Chemicals	5,319,057	1.4
Computers	4,210,501	1.1
Construction & Building Materials	3,796,247	1.0
Diversified Financial Services	10,039,926	2.7
Diversified Industrials	3,297,445	0.9
Electronic & Electrical Equipment	34,538,237	9.4
Energy - Alternate Sources	4,280,413	1.2
Exploration & Production	5,315,351	1.4
Food Producers & Processors	9,212,083	2.5
Healthcare-Products	4,330,258	1.2
Heavy Construction	2,546,298	0.7
Household Goods	6,667,855	1.8
Insurance	20,617,001	5.6
Internet	33,832,088	9.2
Investment Companies	2,396,366	0.7
Leisure Goods	556,834	0.2
Media & Photography	7,322,922	2.0
Mobile Telecommunications	3,610,848	1.0
Oil & Gas	47,915,273	13.0
Real Estate	3,683,411	1.0
Retailers - General	12,692,967	3.4
Semiconductors	34,746,653	9.4
Software	24,097,107	6.5
Technology Hardware/Equipment	7,164,491	1.9
Telecommunication Services	6,317,502	1.7
Transportation	9,214,726	2.5
Travel & Tourism	920,591	0.3

Total Value of Investments	367,071,058	99.6
Other assets less liabilities	1,363,730	0.4
Net Assets	$368,434,788	100.0%
63

PORTFOLIO OF INVESTMENTS
December 31, 2013	Baillie Gifford Emerging Markets Fund

	Shares	Value

COMMON STOCKS - 96.4%
ARGENTINA - 1.5%
Arcos Dorados Holdings, Inc., Class A	189,713	$2,299,322
MercadoLibre, Inc.	30,100	3,244,479
		5,543,801
AUSTRALIA - 0.1%
African Petroleum Corp., Ltd. (a)	5,211,000	372,231

BRAZIL - 2.9%
Embraer SA ADR	154,767	4,980,402
JBS SA	1,506,100	5,609,640
		10,590,042
CAYMAN ISLANDS - 1.4%
GCL-Poly Energy Holdings Ltd. (a)	13,767,000	4,280,413
Qunar Cayman Islands Ltd. ADR (a)	34,700	920,591
		5,201,004
CHILE - 0.4%
Cia Cervecerias Unidas SA ADR	64,824	1,562,907

CHINA - 21.1%
Beijing Enterprises Holdings Ltd.	303,000	3,009,784
China Mobile Ltd.	606,500	6,317,502
China Petroleum & Chemical Corp., Class H	12,946,000	10,622,532
China Taiping Insurance Holdings Co., Ltd. (a)	1,058,000	2,166,162
CNOOC Ltd.	3,270,000	6,081,473
Dongfeng Motor Group Co., Ltd., Class H	1,214,000	1,906,560
Geely Automobile Holdings Ltd.	6,190,000	3,005,497
Haier Electronics Group Co., Ltd.	2,294,300	6,667,855
Hang Lung Properties Ltd.	1,162,000	3,683,411
Hengan International Group Co., Ltd.	366,000	4,330,258
Kunlun Energy Co., Ltd.	2,064,000	3,648,430
Lenovo Group Ltd.	3,454,000	4,210,501
Sohu.com, Inc. (a)	87,872	6,408,505
Tencent Holdings Ltd.	134,000	8,579,681
Want Want China Holdings Ltd.	2,489,000	3,602,443
Youku Tudou, Inc. ADR (a)	120,700	3,657,210
		77,897,804
EGYPT - 0.9%
Commercial International Bank Egypt SAE	329,457	1,561,045
Egyptian Financial Group - Hermes Holding SAE (a)	1,495,831	1,903,074
		3,464,119
GUERNSEY - 0.1%
Chariot Oil & Gas Ltd. (a)	844,099	265,581

INDIA - 13.3%
Axis Bank Ltd.	87,358	1,842,045
HCL Technologies Ltd.	454,976	9,296,479
Housing Development Finance Corp.	294,300	3,789,280
IDFC, Ltd.	1,347,802	2,396,366
Mahindra & Mahindra Ltd.	459,124	7,016,256
Oracle Financial Services Software Ltd. (a)	24,800	1,322,353
Reliance Industries Ltd.	466,600	6,763,369
Shriram Transport Finance Co. Ltd.	289,200	3,149,283
Tech Mahindra Ltd.	453,160	13,478,275
		49,053,706

The accompanying notes are an integral part of the financial statements.

64

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2013	Baillie Gifford Emerging Markets Fund

	Shares	Value

MALAYSIA - 1.5%
Public Bank Bhd	231,600	$1,372,841
Public Bank Bhd - Foreign Market	682,400	4,070,858
		5,443,699
MEXICO - 2.3%
Cemex SAB de CV ADR, Participating Certificates (a)	320,900	3,796,247
Corp. GEO SAB de CV (a) *	3,528,000	0
Wal-Mart de Mexico SAB de CV, Series V	1,751,660	4,596,321
		8,392,568
PANAMA - 1.4%
Copa Holdings SA, Class A	31,166	4,989,988

RUSSIA - 2.4%
Sberbank of Russia ADR	694,137	8,757,587

SOUTH AFRICA - 2.5%
Africa Oil Corp. (a)	197,648	1,717,384
Naspers Ltd., N Shares	69,959	7,322,922
		9,040,306
SOUTH KOREA - 24.2%
Cheil Industries, Inc. (a)	39,260	3,297,445
Daelim Industrial Co., Ltd. (a)	28,500	2,546,298
Daum Communications Corp. (a)	38,302	3,051,243
E-Mart Co., Ltd.	17,364	4,391,474
Fila Korea Ltd.	18,765	1,405,850
Hankook Tire Co., Ltd. (a)	33,802	1,947,705
Hyundai Glovis Co., Ltd.	19,277	4,224,738
Hyundai Marine & Fire Insurance Co., Ltd.	125,360	3,862,229
Hyundai Mipo Dockyard	26,200	4,431,817
Hyundai Mobis (a)	12,996	3,618,138
Hyundai Wia Corp.	25,375	4,579,351
LG Chem Ltd. (a)	18,700	5,319,057
NAVER Corp.	13,778	9,494,801
NCSoft Corp.	12,940	3,053,379
NHN Entertainment Corp. (a)	6,096	556,834
Samsung Electronics Co., Ltd.	10,544	13,739,331
Samsung Fire & Marine Insurance Co., Ltd.	19,297	4,741,901
SK Hynix, Inc. (a)	328,400	11,486,630
SK Telecom Co., Ltd.	16,500	3,610,848
		89,359,069
TAIWAN - 14.8%
Advanced Semiconductor Engineering, Inc.	3,851,000	3,597,582
Advantech Co., Ltd.	315,000	2,185,461
Asustek Computer, Inc.	289,000	2,602,754
China Life Insurance Co., Ltd.	9,683,232	9,846,709
Delta Electronics, Inc.	1,004,000	5,749,395
Hon Hai Precision Industry Co., Ltd.	3,103,622	8,371,406
MediaTek, Inc.	277,000	4,128,654
Novatek Microelectronics Corp.	495,000	2,030,761
Phison Electronics Corp.	54,000	345,515
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,399,310	15,533,787
		54,392,024
TURKMENISTAN - 4.2%
Dragon Oil Plc.	1,642,004	15,434,489

The accompanying notes are an integral part of the financial statements.

65

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2013	Baillie Gifford Emerging Markets Fund

	Shares	Value

UNITED KINGDOM - 1.4%
Tullow Oil Plc.	374,514	$5,315,351

Total Common Stocks (cost $277,551,847)		355,076,276

PREFERRED STOCKS - 3.2%
BRAZIL - 1.4%
Banco Bradesco SA	333,081	4,118,388
Itausa - Investimentos Itau SA	317,182	1,198,289
		5,316,677
SOUTH KOREA - 1.8%
Samsung Electronics Co., Ltd.	6,944	6,678,105

Total Preferred Stocks (cost $7,217,673)		11,994,782

TOTAL INVESTMENTS - 99.6% (cost $284,769,521)		367,071,058
Other assets less liabilities - 0.4%		1,363,730
NET ASSETS - 100.0%		$368,434,788

(a)	Non-income producing security.
*	Security is being fair valued by the Advisor’s valuation committee.

ADR  -  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

66

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013	Baillie Gifford Emerging Markets Fund

ASSETS
Investments, at value (cost $284,769,521)	$367,071,058
Cash	1,545,531
Foreign cash, at value (cost $780,814)	822,025
Receivable for Indian capital gains tax refund	211,189
Dividends receivable	136,768
Interest receivable	9,940
Total Assets	369,796,511

LIABILITIES
Management fee payable	455,439
Payable for deferred Indian capital gains tax	645,927
Servicing fee payable	109,789
Trustee fee payable	2,571
Accrued expenses	147,997
Total Liabilities	1,361,723

NET ASSETS	$368,434,788

COMPOSITION OF NET ASSETS
Paid-in capital	$300,982,763
Undistributed net investment income	239,528
Accumulated net realized loss on investments and foreign currency transactions (net of deferred Indian capital gains tax)	(14,449,415)
Net unrealized appreciation in value of investments and foreign currencies (net of deferred Indian capital gains tax)	81,661,912
$368,434,788

NET ASSET VALUE, PER SHARE

Class II ($51,028,619 / 3,089,041 shares outstanding), unlimited authorized, no par value	$16.52
Maximum Purchase Price Per Share (Note D)	$16.61
Minimum Redemption Price Per Share (Note D)	$16.48

Class III ($317,406,169 / 18,961,677 shares outstanding), unlimited authorized, no par value	$16.74
Maximum Purchase Price Per Share (Note D)	$16.83
Minimum Redemption Price Per Share (Note D)	$16.70

The accompanying notes are an integral part of the financial statements.

67

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013	Baillie Gifford Emerging Markets Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $867,891)	$6,653,922
Interest (net of foreign tax of $5,352)	9,954
Total Investment Income	6,663,876

EXPENSES
Management fee (Note B)	2,035,074
Shareholder Servicing fees - Class II Shares (Note B)	86,711
Shareholder Servicing fees - Class III Shares (Note B)	372,347
Fund Accounting	254,972
Custody	215,350
Legal	42,212
Transfer Agency	13,559
Professional fees	11,996
Trustees’ fees	9,804
Insurance	8,438
Miscellaneous	6,454
Total Expenses	3,056,917

Net Investment Income	3,606,959

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of Indian capital gains tax $62,604)	1,339,663
Foreign currency transactions	(623,218)
716,445

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred Indian capital gains tax of $256,846)	3,153,346
Translation of assets and liabilities in foreign currencies	19,251
3,172,597

Net realized and unrealized gain on investments and foreign currency transactions	3,889,042
NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,496,001

The accompanying notes are an integral part of the financial statements.

68

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford Emerging Markets Fund

	For the	For the
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,606,959	$4,915,752
Net realized gain (loss) from investments and foreign currency transactions	716,445	(309,678)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,172,597	47,688,898
Net increase in net assets from operations	7,496,001	52,294,972

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
Class II	(880,017)	-
Class III	(5,538,846)	(5,972,731)
Total Dividends	(6,418,863)	(5,972,731)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class II	47,294,135	47,197,419
Class III	-	144,762,741
Purchase premiums:
Class II	-	12,799
Class III	-	512,451
Redemption fees:
Class II	34,688	-
Class III	285,790	77,647
Dividends reinvested:
Class II	880,017	-
Class III	4,102,273	5,972,731
Cost of shares redeemed:
Class II	-	(49,787,991)
Class III	(175,485,293)	(78,256,316)

Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(122,888,390)	70,491,481

Total Increase (Decrease) in Net Assets	(121,811,252)	116,813,722

NET ASSETS
Beginning of year	490,246,040	373,432,318
End of year (including undistributed net investment income of $239,528 and $3,712,091, respectively)	$368,434,788	$490,246,040

The accompanying notes are an integral part of the financial statements.

69

FINANCIAL HIGHLIGHTS	Baillie Gifford Emerging Markets Fund

Selected data for a Class II Shares outstanding throughout the period:

For the Period
April 9, 2013(a)
through
December 31, 2013
Net asset value, beginning of period	$15.60

From Investment Operations
Net investment income(b)	0.10
Net realized and unrealized gain on investments and foreign currency transactions	1.10
Net increase in net asset value from investment operations	1.20

Dividends to Shareholders
Dividends from net investment income	(0.29)

Proceeds from Redemption Fees(b)	0.01

Net asset value, end of period	$16.52

Total Return
Total investment return based on net asset value(c)	7.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,029
Ratio of net expenses to average net assets	0.89%*
Ratio of net investment income to average net assets	0.90%*
Portfolio turnover rate	33%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

70

FINANCIAL HIGHLIGHTS (concluded)	Baillie Gifford Emerging Markets Fund

Selected data for a Class III Shares outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value, beginning of year	$16.40	$14.60	$18.71	$16.49	$8.47

From Investment Operations
Net investment income(a)	0.14	0.19	0.18	0.13	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.48	1.82	(3.94)	3.09	8.21
Net increase (decrease) in net asset value from investment operations	0.62	2.01	(3.76)	3.22	8.30

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.29)	(0.23)	-	(0.52)	(0.29)
Distributions from net realized gain on investments	-	-	(0.35)	(0.49)	-
Total Dividends and Distributions	(0.29)	(0.23)	(0.35)	(1.01)	(0.29)

Proceeds from Purchase Premiums and Redemption Fees(a)	0.01	0.02	0.00(b)	0.01	0.01

Net asset value, end of year	$16.74	$16.40	$14.60	$18.71	$16.49

Total Return
Total investment return based on net asset value(c)	3.98%	13.94%	(20.20)%	19.73%	98.09%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$317,406	$490,246	$373,432	$468,654	$216,394
Ratio of net expenses to average net assets	0.74%	0.75%	0.73%	0.79%	0.80%
Ratio of net investment income to average net assets	0.88%	1.18%	1.05%	0.75%	0.76%
Portfolio turnover rate	33%	51%	41%	40%	56%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Rounds to less than $0.005 per share.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

71

INDUSTRY DIVERSIFICATION TABLE
December 31, 2013 (unaudited)	Baillie Gifford Global Alpha Equity Fund

	Value	% of Total Net Assets

Aerospace	$7,015,145	1.7%
Airlines	6,008,448	1.4
Auto Manufacturers	6,750,608	1.6
Banks	38,463,678	9.2
Beverages, Food & Tobacco	18,203,545	4.4
Biotechnology	6,319,154	1.5
Chemicals	3,352,694	0.8
Commercial Services	31,472,594	7.5
Computer Services	328,661	0.1
Construction & Building Materials	1,425,253	0.3
Diversified Financial Services	18,538,696	4.4
Diversified Industrials	3,038,347	0.7
Electronic & Electrical Equipment	16,079,981	3.8
Engineering & Machinery	22,936,014	5.5
Exploration & Production	1,758,187	0.4
Food Producers & Processors	7,380,456	1.8
Healthcare - Products	10,119,838	2.4
Healthcare - Services	3,666,035	0.9
Industrial Suppliers	5,491,079	1.3
Insurance	26,354,506	6.3
Internet	37,398,485	8.9
Investment Companies	4,233,607	1.0
Investment Services	2,430,242	0.6
Machinery - Diversified	2,754,239	0.7
Media & Photography	20,246,030	4.8
Mining & Metals	1,611,356	0.4
Motorcycles	11,303,967	2.7
Oil & Gas	20,212,753	4.8
Personal Goods	3,990,604	1.0
Pharmaceuticals	8,980,848	2.1
Pharmaceuticals, Biotechnology & Life Sciences	1,332,230	0.3
Retailers - General	13,041,263	3.1
Semiconductors	24,830,410	5.9
Soft Drinks	5,656,413	1.4
Software	1,524,870	0.4
Technology Hardware & Equipment	4,261,950	1.0
Telecommunication Services	2,734,286	0.7
Toys/Games/Hobbies	3,234,902	0.8
Travel & Leisure	8,894,569	2.1

Total Value of Investments	413,375,943	98.7
Other assets less liabilities	5,341,052	1.3
Net Assets	$418,716,995	100.0%
72

PORTFOLIO OF INVESTMENTS
December 31, 2013	Baillie Gifford Global Alpha Equity Fund

	Shares	Value

COMMON STOCKS - 98.3%
ARGENTINA - 0.4%
Arcos Dorados Holdings, Inc., Class A	144,818	$1,755,194

AUSTRALIA - 1.0%
Brambles Ltd.	453,305	3,713,892
Recall Holdings Ltd. (a)	90,661	328,661
		4,042,553
BRAZIL - 0.6%
BM&F Bovespa SA	535,700	2,512,729

CANADA - 2.8%
Fairfax Financial Holdings Ltd.	11,147	4,459,469
Ritchie Bros. Auctioneers, Inc.	104,648	2,399,579
Ultra Petroleum Corp. (a)	216,717	4,691,923
		11,550,971
CHINA - 5.1%
Baidu, Inc. ADR (a)	31,800	5,656,584
China Mobile Ltd.	262,500	2,734,286
China Resources Enterprise Ltd.	1,138,000	3,785,854
Mindray Medical International Ltd. ADR	118,576	4,311,423
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	1,880,000	2,544,010
Tsingtao Brewery Co., Ltd., Class H	288,000	2,440,616
		21,472,773
DENMARK - 1.8%
Carlsberg A/S, B Shares	42,836	4,739,965
Jyske Bank A/S (a)	48,939	2,646,105
		7,386,070
GERMANY - 0.8%
Deutsche Boerse AG	41,102	3,406,300

GREECE - 1.4%
Coca-Cola HBC AG	193,912	5,656,413

INDIA - 0.8%
ICICI Bank Ltd. ADR	86,000	3,196,620

INDONESIA - 0.2%
PT Bank Negara Indonesia Persero Tbk	3,029,000	986,620

IRELAND - 2.3%
Bank of Ireland (a)	6,345,648	2,210,318
CRH Plc.	56,128	1,425,253
Ryanair Holdings Plc. ADR (a)	128,030	6,008,448
		9,644,019

The accompanying notes are an integral part of the financial statements.

73

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2013	Baillie Gifford Global Alpha Equity Fund

	Shares	Value

JAPAN - 7.3%
Inpex Corp.	288,400	$3,699,068
Japan Exchange Group, Inc.	85,500	2,430,242
Namco Bandai Holdings, Inc.	145,700	3,234,902
Olympus Corp. (a)	93,200	2,956,000
Rohm Co., Ltd.	46,300	2,258,378
SMC Corp.	16,300	4,113,933
THK Co., Ltd.	162,600	4,061,026
Tokyo Electron Ltd.	69,500	3,829,639
Yamaha Motor Co., Ltd.	267,400	4,020,196
		30,603,384
NETHERLANDS - 0.5%
QIAGEN NV (a)	93,000	2,214,330

NORWAY - 1.1%
Norsk Hydro ASA	360,198	1,611,356
Schibsted ASA	46,662	3,092,325
		4,703,681
RUSSIA - 0.4%
Sberbank of Russia ADR	126,657	1,597,969

SINGAPORE - 0.7%
Jardine Matheson Holdings Ltd.	58,000	3,038,347

SOUTH AFRICA - 2.7%
Naspers Ltd., N Shares	108,783	11,386,804

SOUTH KOREA - 1.3%
Samsung Electronics Co., Ltd. GDR Reg S	8,516	5,572,374

SPAIN - 0.5%
Distribuidora Internacional de Alimentacion SA	229,327	2,053,383

SWEDEN - 5.0%
Atlas Copco AB, B Shares	201,284	5,116,905
Investor AB, B Shares	122,843	4,233,607
Svenska Handelsbanken AB, A Shares	176,309	8,668,553
Volvo AB, B Shares	226,287	2,977,574
		20,996,639
SWITZERLAND - 6.1%
Compagnie Financiere Richemont SA	39,947	3,990,604
Nestle SA	100,702	7,380,456
Roche Holding AG - Genusschein	32,060	8,980,848
Schindler Holding AG, Participating Certificates	35,148	5,174,271
		25,526,179
TAIWAN - 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	288,900	5,038,416

TURKEY - 0.3%
Turkiye Garanti Bankasi A/S ADR	424,078	1,361,290

TURKMENISTAN - 0.4%
Dragon Oil Plc.	184,446	1,733,753

The accompanying notes are an integral part of the financial statements.

74

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2013	Baillie Gifford Global Alpha Equity Fund

	Shares	Value

UNITED KINGDOM - 9.4%
Aggreko Plc.	58,521	$1,659,701
British American Tobacco Plc.	67,330	3,613,896
Bunzl Plc.	141,701	3,405,244
Hays Plc.	1,175,361	2,531,682
Prudential Plc.	623,157	13,923,897
Rolls-Royce Holdings Plc. (a)	331,662	7,015,145
Tullow Oil Plc.	123,880	1,758,187
Wolseley Plc.	96,583	5,491,079
		39,398,831
UNITED STATES - 44.2%
Altera Corp.	64,677	2,103,943
Amazon.com, Inc. (a)	20,690	8,250,965
Bed Bath & Beyond, Inc. (a)	34,361	2,759,188
CarMax, Inc. (a)	100,830	4,741,027
Deere & Co.	30,157	2,754,239
Dolby Laboratories, Inc., Class A (a)	112,477	4,337,113
eBay, Inc. (a)	146,371	8,034,304
EOG Resources, Inc.	34,849	5,849,056
Facebook, Inc., Class A (a)	57,859	3,162,573
First Republic Bank	124,479	6,516,476
FLIR Systems, Inc.	154,876	4,661,768
Google, Inc., Class A (a)	7,425	8,321,272
Harley-Davidson, Inc.	105,196	7,283,771
Illumina, Inc. (a)	32,712	3,618,601
Intuitive Surgical, Inc. (a)	2,734	1,050,075
Lincoln Electric Holdings, Inc.	62,656	4,469,879
M&T Bank Corp.	56,034	6,523,478
Markel Corp. (a)	9,908	5,750,108
Mastercard, Inc., Class A	11,596	9,687,994
Moody’s Corp.	91,196	7,156,150
Myriad Genetics, Inc. (a)	63,500	1,332,230
National Oilwell Varco, Inc.	33,573	2,670,061
New York Community Bancorp, Inc.	282,270	4,756,249
PepsiCo, Inc.	64,573	5,355,685
Praxair, Inc.	25,784	3,352,694
Progressive Corp. (The)	81,446	2,221,032
QUALCOMM, Inc.	57,400	4,261,950
Royal Caribbean Cruises Ltd.	187,570	8,894,569
Seattle Genetics, Inc. (a)	67,700	2,700,553
TD Ameritrade Holding Corp.	251,647	7,710,464
Teradata Corp. (a)	33,521	1,524,870
Teradyne, Inc. (a)	117,183	2,064,764
Tesla Motors, Inc. (a)	25,090	3,773,034
TripAdvisor, Inc. (a)	26,383	2,185,304
Twitter, Inc. (a)	28,083	1,787,483
Visa, Inc., Class A	22,046	4,909,203
Walt Disney Co. (The)	75,483	5,766,901
Waters Corp. (a)	41,251	4,125,100
Weight Watchers International, Inc.	27,888	918,352
WellPoint, Inc.	39,680	3,666,035
Xilinx, Inc.	86,300	3,962,896
		184,971,409

The accompanying notes are an integral part of the financial statements.

75

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2013	Baillie Gifford Global Alpha Equity Fund

	Shares	Value

Total Common Stocks (cost $308,556,192)		$411,807,051

PREFERRED STOCKS - 0.4%
BRAZIL - 0.4%
Petroleo Brasileiro SA ADR (cost $2,257,139)	106,800	1,568,892

TOTAL INVESTMENTS - 98.7% (cost $310,813,331)		413,375,943
Other assets less liabilities - 1.3%		5,341,052
NET ASSETS - 100.0%		$418,716,995

(a)	Non-income producing security.
ADR	-	American Depositary Receipt.
GDR	-	Global Depositary Receipt.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

76

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013	Baillie Gifford Global Alpha Equity Fund

ASSETS
Investments, at value (cost $310,813,331)	$413,375,943
Cash	5,506,537
Foreign cash, at value (cost $150,357)	155,245
Dividends receivable	228,299
Tax reclaims receivable	229,817

Total Assets	419,495,841

LIABILITIES
Management fee payable	305,980
Servicing fee payable	224,930
Payable for investments purchased	104,291
Accrued expenses	143,645

Total Liabilities	778,846

NET ASSETS	$418,716,995

COMPOSITION OF NET ASSETS
Paid-in capital	$314,256,227
Distributions in excess of net investment income	(1,474,481)
Accumulated net realized gain on investments and foreign currency transactions	3,358,049
Net unrealized appreciation in value of investments and foreign currencies	102,577,200
$418,716,995

NET ASSET VALUE, PER SHARE

Class 2 ($119,535,351 / 8,474,795 shares outstanding), unlimited authorized, no par value	$14.10
Maximum Purchase Price Per Share (Note D)	$14.13
Minimum Redemption Price Per Share (Note D)	$14.08

Class 3 ($299,181,644 / 20,840,001 shares outstanding), unlimited authorized, no par value	$14.36
Maximum Purchase Price Per Share (Note D)	$14.39
Minimum Redemption Price Per Share (Note D)	$14.34

The accompanying notes are an integral part of the financial statements.

77

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013	Baillie Gifford Global Alpha Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $456,612)	$6,161,865
Interest	1,799
Total Investment Income	6,163,664

EXPENSES
Management fee (Note B)	1,099,102
Shareholder Servicing fees - Class 1 Shares (Note B)	58,040
Shareholder Servicing fees - Class 2 Shares (Note B)	241,845
Shareholder Servicing fees - Class 3 Shares (Note B)	527,798
Fund Accounting	242,508
Custody	65,316
Legal	38,736
Transfer Agency	20,731
Professional fees	12,440
Trustees’ fees	12,246
Insurance	4,778
Miscellaneous	5,184
Total Expenses	2,328,724

Net Investment Income	3,834,940

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	14,665,522
Foreign currency transactions	(81,511)
14,584,011

Net change in unrealized appreciation (depreciation) on:
Investments	73,697,675
Translation of assets and liabilities in foreign currencies	8,946
73,706,621

Net realized and unrealized gain on investments and foreign currency transactions	88,290,632
NET INCREASE IN NET ASSETS FROM OPERATIONS	$92,125,572

The accompanying notes are an integral part of the financial statements.

78

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford Global Alpha Equity Fund

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,834,940	$2,783,007
Net realized gain (loss) from investments and foreign currency transactions	14,584,011	(1,758,080)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	73,706,621	30,247,092
Net increase in net assets from operations	92,125,572	31,272,019

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	-	(226,914)
Class 2	(1,390,265)	-
Class 3	(3,607,790)	(2,780,220)
Capital gains:
Class 2	(2,747,721)	-
Class 3	(6,756,158)	-
Total Dividends and Distributions	(14,501,934)	(3,007,134)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	299,481	21,556,800
Class 2	103,403,236	96,384,748
Class 3	1,497,000	104,146,842
Purchase premiums:
Class 1	11,713	9,241
Class 2	28,494	15,959
Class 3	118,949	53,768
Redemption fees:
Class 2	3,002	-
Class 3	7,514	-
Dividends reinvested:
Class 1	-	226,914
Class 2	4,137,986	-
Class 3	10,363,948	2,780,220
Cost of shares redeemed:
Class 1	(25,780,688)	-
Class 2	(7,010,597)	(104,146,842)

Increase in Net Assets from Transactions in Shares of Beneficial Interest	87,080,038	121,027,650

Total Increase in Net Assets	164,703,676	149,292,535

NET ASSETS
Beginning of year	254,013,319	104,720,784
End of year (including distributions in excess of net investment income of $1,474,481 and $229,855, respectively)	$418,716,995	$254,013,319

The accompanying notes are an integral part of the financial statements.

79

FINANCIAL HIGHLIGHTS	Baillie Gifford Global Alpha Equity Fund

Selected data for a Class 2 Share outstanding throughout the period:

For the Period January 6, 2013(a) through December 31, 2013
Net asset value, beginning of period	$11.55

From Investment Operations
Net investment income(b)	0.12
Net realized and unrealized gain on investments and foreign currency transactions	2.94
Net increase in net asset value from investment operations	3.06

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)
Distributions from net realized gain on investments	(0.34)
Total Dividends and Distributions	(0.51)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.00(c)

Net asset value, end of period	$14.10

Total Return
Total investment return based on net asset value(d)	26.48%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$119,535
Ratio of net expenses to average net assets	0.68%*
Ratio of net investment income to average net assets	1.00%*
Portfolio turnover rate	20%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Amount is less than $0.005 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

80

FINANCIAL HIGHLIGHTS (concluded)	Baillie Gifford Global Alpha Equity Fund

Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period November 15, 2011(a) through December 31, 2011
Net asset value, beginning of period	$11.56	$9.86	$10.00

From Investment Operations
Net investment income(b)	0.14	0.19	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.17	1.65	(0.14)

Net increase (decrease) in net asset value from investment operations	3.31	1.84	(0.13)

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.18)	(0.14)	(0.01)
Distributions from net realized gain on investments	(0.34)	-	-
Total Dividends and Distributions	(0.52)	(0.14)	(0.01)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.01	0.00(c)	-

Net asset value, end of period	$14.36	$11.56	$9.86

Total Return
Total investment return based on net asset value(d)	28.71%	18.69%	(1.25)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$299,182	$231,157	$104,721
Ratio of net expenses to average net assets	0.61%	0.63%	0.64%*
Ratio of net investment income to average net assets	1.05%	1.76%	1.12%*
Portfolio turnover rate	20%	15%	3%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Amount is less than $0.005 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

81

NOTES TO FINANCIAL STATEMENTS
December 31, 2013

Note A – Organization and Accounting Policies

Each of Baillie Gifford International Equity Fund (“International Equity Fund”), Baillie Gifford International Choice Fund (“International Choice Fund), Baillie Gifford EAFE Fund (“EAFE Fund”), Baillie Gifford EAFE Choice Fund (“EAFE Choice Fund”), Baillie Gifford Emerging Markets Fund (“Emerging Markets Fund”), and Baillie Gifford Global Alpha Equity Fund (“Global Alpha Equity Fund”) (each, a “Fund”, and collectively, the “Funds”) is a series of Baillie Gifford Funds (the “Trust”). The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated August 17, 2001, as subsequently amended. International Equity Fund, International Choice Fund, EAFE Fund, EAFE Choice Fund and Global Alpha Equity Fund offer five classes of shares, Class 1, Class 2, Class 3, Class 4 and Class 5 shares, and Emerging Markets Fund offers three classes of shares, Class I, Class II and Class III shares (an unlimited number of shares are authorized, without par value). At December 31, 2013, shares issued and outstanding for the International Equity Fund were of Class 1, Class 2, Class 3 and Class 4 shares, shares issued and outstanding for the International Choice Fund were of Class 2 and Class 3, shares issued and outstanding for the EAFE Fund were of Class 1, Class 2, Class 3, Class 4 and Class 5 shares, shares issued and outstanding for the EAFE Choice Fund were of Class 1 and Class 2, shares issued and outstanding for the Emerging Markets Fund were of Class II and Class III and shares issued outstanding for Global Alpha Equity Fund were of Class 2 and Class 3 shares.

The financial statements of the Funds have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Funds and disclosure of contingent assets and liabilities for the Funds at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Funds during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean between the last available bid and asked prices. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained or any other reason), and all other assets, are taken at fair value as determined in good faith by Baillie Gifford Overseas Limited (the “Manager”), pursuant to procedures approved by the trustees of the Trust (the “Trustees”). The actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

82

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events may not be reflected in the computation of a Funds’ net asset values. If events materially affecting the value of the Funds’ portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Trustees. The Funds utilize a third party pricing service which for all equity securities, except those traded on a Canadian, Latin American or U.S. exchange, applies a fair value adjustment that seeks to reflect changes in such securities’ market prices since the close of the market on which they are traded. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

The Funds invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices, and generally less government supervision of foreign securities markets and issuers.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 -	unadjusted quoted prices in active markets for identical investments
Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Funds use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Funds’ Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

83

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

For Level 3 valuation techniques, the Funds use unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2013 in valuing the Funds’ investments carried at fair value:

International Equity Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Argentina	$31,367,860	$-	$-	$31,367,860
Australia	-	76,099,133	-	76,099,133
Bermuda	-	17,127,495	-	17,127,495
Brazil	21,315,742	-	-	21,315,742
Canada	68,055,995	-	-	68,055,995
China	35,925,356	109,979,349	-	145,904,705
Denmark	25,141,312	58,272,115	-	83,413,427
Finland	-	93,106,271	-	93,106,271
France	-	77,774,742	-	77,774,742
Germany	-	167,915,789	-	167,915,789
India	-	11,418,138	-	11,418,138
Ireland	32,655,490	50,002,370	-	82,657,860
Japan	-	237,818,599	-	237,818,599
Netherlands	-	67,718,678	-	67,718,678
Norway	-	19,487,203	-	19,487,203
Peru	24,631,635	-	-	24,631,635
Portugal	-	7,829,923	-	7,829,923
Russia	-	56,539,848	-	56,539,848
Singapore	-	36,293,230	-	36,293,230
South Africa	-	79,308,273	-	79,308,273
South Korea	-	138,486,039	-	138,486,039
Spain	-	44,650,026	-	44,650,026
Sweden	-	130,928,279	-	130,928,279
Switzerland	-	70,306,350	-	70,306,350
Taiwan	18,726,533	65,033,219	-	83,759,752
Turkey	-	28,929,361	-	28,929,361
United Kingdom	17,150,391	549,322,898	-	566,473,289
United States	14,946,486	-	-	14,946,486
Total Common Stocks	289,916,800	2,194,347,328	-	2,484,264,128
Preferred Stocks
Brazil	11,901,026	-	-	11,901,026
Total	$301,817,826	$2,194,347,328	$-	$2,496,165,154
84

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

International Choice Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Australia	$224,760	$19,837,195	$-	$20,061,955
Belgium	-	1,596,476	-	1,596,476
China	7,048,728	11,372,378	-	18,421,106
Denmark	4,017,426	7,302,534	-	11,319,960
Finland	-	4,293,449	-	4,293,449
France	1,666,944	4,359,448	-	6,026,392
Germany	-	2,621,013	-	2,621,013
India	-	2,869,760	-	2,869,760
Indonesia	-	2,467,852	-	2,467,852
Italy	-	3,438,636	-	3,438,636
Japan	-	33,399,746	-	33,399,746
Mexico	2,072,420	-	-	2,072,420
Netherlands	3,849,043	-	-	3,849,043
New Zealand	-	3,033,720	-	3,033,720
Philippines	-	2,199,179	-	2,199,179
Singapore	-	4,441,295	-	4,441,295
South Africa	2,021,383	4,775,459	-	6,796,842
South Korea	-	8,114,556	-	8,114,556
Spain	1,961,583	9,437,882	-	11,399,465
Sweden	-	27,225,262	-	27,225,262
Switzerland	-	21,763,677	-	21,763,677
Taiwan	7,633,915	-	-	7,633,915
Turkey	3,178,959	-	-	3,178,959
United Kingdom	-	58,062,818	-	58,062,818
United States	7,619,607	-	-	7,619,607
Total Common Stocks	41,294,768	232,612,335	-	273,907,103
Preferred Stocks
Brazil	2,103,350	-	-	2,103,350
Total	$43,398,118	$232,612,335	$-	$276,010,453
85

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

EAFE Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Argentina	$18,076,383	$-	$-	$18,076,383
Australia	-	48,449,257	-	48,449,257
Brazil	-	9,865,168	-	9,865,168
Chile	11,467,428	-	-	11,467,428
China	153,600,916	186,408,023	-	340,008,939
Denmark	58,567,318	38,880,793	-	97,448,111
France	-	140,945,100	-	140,945,100
Germany	-	59,868,330	-	59,868,330
India	-	10,263,118	-	10,263,118
Ireland	-	15,000,412	-	15,000,412
Italy	-	104,454,687	-	104,454,687
Japan	13,179,149	265,071,774	-	278,250,923
Netherlands	-	24,506,651	-	24,506,651
Norway	-	26,648,586	-	26,648,586
Peru	20,988,462	-	-	20,988,462
Portugal	-	19,400,067	-	19,400,067
Russia	12,231,015	12,287,340	-	24,518,355
Singapore	-	12,894,093	-	12,894,093
South Korea	13,603,765	63,839,137	-	77,442,902
Spain	-	199,447,859	-	199,447,859
Sweden	-	222,354,174	-	222,354,174
Switzerland	-	176,507,700	-	176,507,700
Taiwan	14,297,417	-	-	14,297,417
Turkey	-	20,772,010	-	20,772,010
United Kingdom	-	405,620,427	-	405,620,427
Total Common Stocks	316,011,853	2,063,484,706	-	2,379,496,559
Preferred Stocks
Brazil	14,518,652	-	-	14,518,652
Germany	-	26,354,369	-	26,354,369
Total Preferred Stocks	14,518,652	26,354,369	-	40,873,021
Total	$330,530,505	$2,089,839,075	$-	$2,420,369,580
86

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

EAFE Choice Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Australia	$81,990	$8,119,647	$-	$8,201,637
Belgium	-	672,550	-	672,550
China	2,469,675	5,248,116	-	7,717,791
Denmark	1,539,736	3,682,855	-	5,222,591
Finland	-	1,744,150	-	1,744,150
France	782,531	2,911,554	-	3,694,085
Germany	-	1,424,380	-	1,424,380
India	-	1,178,690	-	1,178,690
Italy	1,566,981	1,337,378	-	2,904,359
Japan	-	14,954,803	-	14,954,803
New Zealand	-	1,213,345	-	1,213,345
Singapore	-	2,367,913	-	2,367,913
South Africa	860,337	1,278,180	-	2,138,517
South Korea	-	1,169,309	-	1,169,309
Spain	1,163,970	3,148,406	-	4,312,376
Sweden	-	11,408,771	-	11,408,771
Switzerland	-	9,970,330	-	9,970,330
Taiwan	2,167,214	-	-	2,167,214
Turkey	-	883,529	-	883,529
United Kingdom	-	26,254,000	-	26,254,000
United States	3,469,697	-	-	3,469,697
Total Common Stocks	14,102,131	98,967,906	-	113,070,037
Preferred Stocks
Brazil	399,080	-	-	399,080
Total	$14,501,211	$98,967,906	$-	$113,469,117
87

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Argentina	$5,543,801	$-	$-	$5,543,801
Australia	372,231	-	-	372,231
Brazil	4,980,402	5,609,640	-	10,590,042
Cayman Islands	920,591	4,280,413	-	5,201,004
Chile	1,562,907	-	-	1,562,907
China	10,065,715	67,832,089	-	77,897,804
Egypt	-	3,464,119	-	3,464,119
Guernsey	265,581	-	-	265,581
India	1,322,353	47,731,353	-	49,053,706
Malaysia	4,070,858	1,372,841	-	5,443,699
Mexico*	8,392,568	-	0	8,392,568
Panama	4,989,988	-	-	4,989,988
Russia	-	8,757,587	-	8,757,587
South Africa	-	9,040,306	-	9,040,306
South Korea	556,834	88,802,235	-	89,359,069
Taiwan	-	54,392,024	-	54,392,024
Turkmenistan	-	15,434,489	-	15,434,489
United Kingdom	-	5,315,351	-	5,315,351
Total Common Stocks	43,043,829	312,032,447	-	355,076,276
Preferred Stocks
Brazil	-	5,316,677	-	5,316,677
South Korea	-	6,678,105	-	6,678,105
Total Preferred Stocks	-	11,994,782	-	11,994,782
Total	$43,043,829	$324,027,229	$-	$367,071,058

*	Includes a Level 3 security with a $0 fair market value.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2013, was as follows:

Common Stock
Balance at December 31, 2012	$-
Purchases	2,319,343
Sales	(152,035)
Realized gain (loss)	(115,803)
Change in unrealized appreciation (depreciation)	(2,051,505)
Transfers into Level 3	-
Transfers out of Level 3	-
Balance at December 31, 2013	$-
Change in unrealized gain related to investments still held at December 31, 2013	$(2,051,505)
88

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

Global Alpha Equity Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Argentina	$1,755,194	$-	$-	$1,755,194
Australia	328,661	3,713,892	-	4,042,553
Brazil	-	2,512,729	-	2,512,729
Canada	11,550,971	-	-	11,550,971
China	9,968,007	11,504,766	-	21,472,773
Denmark	-	7,386,070	-	7,386,070
Germany	-	3,406,300	-	3,406,300
Greece	5,656,413	-	-	5,656,413
India	3,196,620	-	-	3,196,620
Indonesia	-	986,620	-	986,620
Ireland	6,008,448	3,635,571	-	9,644,019
Japan	-	30,603,384	-	30,603,384
Netherlands	2,214,330	-	-	2,214,330
Norway	-	4,703,681	-	4,703,681
Russia	-	1,597,969	-	1,597,969
Singapore	-	3,038,347	-	3,038,347
South Africa	-	11,386,804	-	11,386,804
South Korea	-	5,572,374	-	5,572,374
Spain	-	2,053,383	-	2,053,383
Sweden	-	20,996,639	-	20,996,639
Switzerland	-	25,526,179	-	25,526,179
Taiwan	5,038,416	-	-	5,038,416
Turkey	1,361,290	-	-	1,361,290
Turkmenistan	-	1,733,753	-	1,733,753
United Kingdom	-	39,398,831	-	39,398,831
United States	184,971,409	-	-	184,971,409
Total Common Stocks	232,049,759	179,757,292	-	411,807,051
Preferred Stocks
Brazil	1,568,892	-	-	1,568,892
Total	$233,618,651	$179,757,292	$-	$413,375,943

It is the Trust’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2, and 3 throughout the period.

For the International Equity Fund fair value of Level 2 and Level 1 investments at December 31, 2012 was $1,808,437,407 and $285,996,524, respectively. $13,206,478 was transferred out of Level 2 into Level 1 and $7,485,513 was transferred out of Level 1 into Level 2 during the year ended December 31, 2013.

For the International Choice Fund fair value of Level 2 and Level 1 investments at December 31, 2012 was $19,344,070 and $4,346,776, respectively. $873,148 was transferred out of Level 2 into Level 1 and $476,658 was transferred out of Level 1 into Level 2 during the year ended December 31, 2013.

89

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

For the EAFE Fund fair value of Level 2 and Level 1 investments at December 31, 2012 was $1,863,330,191 and $212,987,461, respectively. $99,612,721 was transferred out of Level 2 into Level 1 and $31,941,597 was transferred out of Level 1 into Level 2 during the year ended December 31, 2013.

For the EAFE Choice Fund fair value of Level 2 and Level 1 investments at December 31, 2012 was $164,940,352 and $16,009,765, respectively. $7,888,224 was transferred out of Level 2 into Level 1 and $2,734,165 was transferred out of Level 1 into Level 2 during the year ended December 31, 2013.

For the Emerging Markets Fund fair value of Level 2 and Level 1 investments at December 31, 2012 was $368,535,942 and $105,291,121, respectively. $381,942 was transferred out of Level 2 into Level 1 and $45,258,538 was transferred out of Level 1 into Level 2 during the year ended December 31, 2013.

For the Global Alpha Equity Fund fair value of Level 2 and Level 1 investments at December 31, 2012 was $115,850,040 and $134,742,677, respectively. $4,164,280 was transferred out of Level 1 into Level 2 during the year ended December 31, 2013.

These transfers were all as a result of using third-party vendor modeling tools to reflect any (lack of) significant market movements between the time at which the Funds valued their securities and the earlier closing of foreign markets. With regard to the transfers from Level 1 into Level 2, quotations were still obtained from the Funds’ third party pricing vendor. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) and exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Derivative and Hedging Disclosure

GAAP requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds did not utilize derivatives for the year ended December 31, 2013.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. For the Funds, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences

90

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by a Fund. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions.

The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Funds and the counterparty which may permit the Funds to offset amounts payable by the Funds to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

The Funds may be party to financial instruments with off-balance-sheet risk, primarily forward contracts, in order to minimize the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies. At December 31, 2013, the Funds did not have any forward foreign currency contracts.

Securities Transactions and Investment Income

The Funds’ securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Federal Taxes

Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is

91

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

distributed in accordance with the provisions of the Code to the Funds’ shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India on gains realized upon sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities accrue a deferred liability for unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of December 31, 2013, the Emerging Markets Fund recorded a receivable for Indian capital gains tax refund of $211,189 and a deferred liability for potential future Indian capital gains taxes of $645,927.

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. For the International Equity Fund, EAFE Fund, EAFE Choice Fund and Emerging Markets Fund the tax periods 2010 through present remain subject to examination by the Internal Revenue Service. For the Global Alpha Equity Fund, the tax periods 2011 through present remain subject to examination. For the International Choice Fund, the tax periods 2012 through the present remains subject to examination.

At December 31, 2013 for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss Available Through 2016	Capital Loss Available Through 2017	Capital Loss Available Through 2018	Capital Loss No Expiration	Capital Loss Available Total
International Equity	$-	$-	$-	$25,321,808	$25,321,808
International Choice	-	-	-	169,967	169,967
EAFE	3,452,595	3,833,395	10,342,232	-	17,628,222
EAFE Choice	-	-	-	8,061,624	8,061,624
Emerging Markets	-	-	-	12,892,484	12,892,484
92

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The amounts in the table below are characterized as short-term and long-term capital losses and have no expiration.

Fund	Short-Term Capital Losses	Long-Term Capital Losses
International Equity	$18,305,042	$7,016,766
International Choice	169,967	-
EAFE	-	-
EAFE Choice	3,175,384	4,886,240
Emerging Markets	12,892,484	-
Global Alpha Equity	-	-

Realized capital losses, currency losses and passive foreign investment company (“PFIC”) losses incurred after October 31 (“post-October losses/Late-Year Specified”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended December 31, 2013, the Funds shown below incurred and will elect to defer net post-October losses as indicated.

At December 31, 2013, the components of accumulated earnings on tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Late-Year Specified Losses	Capital Loss Carryforwards	Post October Capital Losses	Net Unrealized Appreciation on Investments and Foreign Currencies	Total Accumulated Earnings
International Equity	$2,064,122	$-	$-	$(25,321,808)	$(2,521,040)	$582,684,179	$556,905,453
International Choice	281,096	-	-	(169,967)	(33,822)	21,693,581	21,770,888
EAFE	-	-	(123,589)	(17,628,222)	-	897,402,157	879,650,346
EAFE Choice	67,466	-	-	(8,061,624)	-	25,719,286	17,725,128
Emerging Markets	719,485	-	-	(12,892,484)	(341,687)	79,966,711	67,452,025
Global Alpha Equity	453,407	3,447,102	-	-	-	100,560,259	104,460,768

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

For the year ended December 31, 2013, the following reclassifications have been made on the Statement of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses and the redesignation of dividends.

93

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

Fund	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments and Foreign Currency Transactions	Paid-in Capital
International Equity	$1,658,971	$(2,149,641)	$490,670
International Choice	18,561	(18,561)	-
EAFE	663,827	(663,827)	-
EAFE Choice	1,936,530	(10,527,630)	8,591,100
Emerging Markets	(660,659)	660,659	-
Global Alpha Equity	(81,511)	81,511	-

Dividends and Distributions to Shareholders

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds’ policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years ended December 31, 2013 and December 31, 2012, the tax characters of the dividends paid were:

Fund	Ordinary Income	Ordinary Income	Long Term Capital Gains
	2013	2012	2013
International Equity	$41,703,719	$33,512,610	$-
International Choice	2,140,285	30,032	-
EAFE	27,498,264	21,301,039	-
EAFE Choice	3,508,047	5,086,503	-
Emerging Markets	6,418,863	5,972,731	-
Global Alpha Equity	8,122,250	3,007,134	6,379,684

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

Note B – Investment Management and Other Services

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the SEC, is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds, each Fund pays the Manager a quarterly management fee, in arrears, at the following annual rate of the respective Fund’s average net assets.

94

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

Fund	Management Fee
International Equity	0.25%
International Choice	0.25%
EAFE	0.25%
EAFE Choice	0.25%
Emerging Markets	0.50%
Global Alpha Equity	0.30%

For the year ended December 31, 2013, the Funds incurred management fees as follows:

Fund	Management Fee	Management Fee Waiver/Expenses Reimbursed
International Equity	$5,642,205	$-
International Choice*	339,526	(1,267)
EAFE	5,431,012	-
EAFE Choice	299,057	-
Emerging Markets	2,035,074	-
Global Alpha Equity	1,099,102	-

*For the period January 1, 2013 to April 30, 2013, the Manager has contractually agreed to waive its fees and/or bear other expenses to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.85%.

Each Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Funds pay the Manager a fee at the annualized rate of the Funds’ average daily net assets attributed to each class of share as follows:

	International Equity	International Choice*	EAFE	EAFE Choice**	Emerging Markets	Global Alpha Equity***
Class 1/I	0.45%	0.45%	0.45%	0.45%	0.30%	0.45%
Class 2/II	0.27%	0.27%	0.27%	0.27%	0.25%	0.27%
Class 3/III	0.20%	0.20%	0.20%	0.20%	0.10%	0.20%
Class 4	0.17%	0.17%	0.17%	0.17%	N/A	0.17%
Class 5	0.12%	0.12%	0.12%	0.12%	N/A	0.12%

*	International Choice Fund Class 1 was redeemed on April 9, 2013.
**	EAFE Choice Fund Class 3 was redeemed on April 16, 2013.
***	Global Alpha Equity Fund Class 1 was redeemed on July 9, 2013.
95

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

For the year ended December 31, 2013, the Funds incurred shareholder servicing fees for each class of share as follows:

	International Equity	International Choice*	EAFE	EAFE Choice**	Emerging Markets		Global Alpha Equity***
Class 1/I	$255,253	$31,570	$190,394	$3,374	$	N/A	$58,040
Class 2/II	1,745,139	160,648	2,196,237	233,614		86,711	241,845
Class 3/III	2,050,734	138,591	1,137,655	64,229		372,347	527,798
Class 4	898,426	N/A	81,464	N/A		N/A	N/A
Class 5	N/A	N/A	839,935	N/A		N/A	N/A

*	International Choice Fund Class 1 was redeemed on April 9, 2013.
**	EAFE Choice Fund Class 3 was redeemed on April 16, 2013.
***	Global Alpha Equity Fund Class 1 was redeemed on July 9, 2013.

Note C – Investment Transactions

Purchases and proceeds from sales of securities (excluding in-kind purchases and redemptions and short-term securities) for the year ended December 31, 2013 were as follows:

Fund	Purchases	Sales
International Equity	$478,798,996	$349,425,250
International Choice	145,984,996	14,336,968
EAFE	314,689,112	499,540,830
EAFE Choice	30,011,299	38,156,845
Emerging Markets	133,382,421	244,881,868
Global Alpha Equity	145,572,719	71,152,691

For the year ended December 31, 2013, the cost of in-kind purchases and the proceeds from in-kind redemptions were as follows:

Fund	Purchases	Sales
International Equity	$ -	$17,374,309
International Choice	98,989,360	-
EAFE	-	-
EAFE Choice	-	82,176,995
Emerging Markets	-	-
Global Alpha Equity	-	-
96

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

For the International Equity Fund and EAFE Choice Fund, $490,670 and $9,860,288, respectively, in realized gains is related to the $17,374,309 and $82,176,995 of sales proceeds for redemption in-kind transactions.

The Funds’ cost of investments and gross unrealized appreciation (depreciation) at December 31, 2013 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
International Equity	$1,913,536,287	$651,144,034	$(68,515,167)	$582,628,867
International Choice	254,323,238	29,375,790	(7,688,575)	21,687,215
EAFE	1,523,037,964	955,264,551	(57,932,935)	897,331,616
EAFE Choice	87,758,474	28,483,019	(2,772,376)	25,710,643
Emerging Markets	286,464,722	95,565,806	(14,959,470)	80,606,336
Global Alpha Equity	312,830,272	106,945,224	(6,399,553)	100,545,671

Note D – Transactions in Shares of Beneficial Interest

	International Equity Fund
	Class 1 Shares For the Year Ended December 31, 2013		Class 2 Shares For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	61,435	$681,659	8,340,648	$91,672,424
Purchase premium	-	9,434	-	102,972
Redemption fees	-	2,939	-	32,530
Shares issued in reinvestment of dividends and distributions	15,399	177,440	889,432	10,361,979
Shares redeemed	(3,720,398)	(41,887,651)	(20,833,739)	(226,837,755)
Net decrease	(3,643,564)	$(41,016,179)	(11,603,659)	$(124,667,850)

	International Equity Fund
	Class 3 Shares For the Year Ended December 31, 2013		Class 4 Shares For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	25,042,293	$276,657,991	4,196,981	$49,900,000
Purchase premium	-	160,708	-	81,798
Redemption fees	-	49,264	-	25,715
Shares issued in reinvestment of dividends and distributions	1,765,855	20,845,482	832,318	10,043,073
Shares redeemed	(2,501,174)	(26,039,059)	(3,199,810)	(35,218,367)
Net increase	24,306,974	$271,674,386	1,829,489	$24,832,219
97

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

	International Equity Fund
	Class 1 Shares For the Year Ended December 31, 2012		Class 2 Shares For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	6,237,448	$57,372,832	32,047,741	$310,822,024
Purchase premium	-	79,717	-	652,621
Redemption fees	-	6,852	-	59,689
Shares issued in reinvestment of dividends and distributions	60,511	621,138	1,041,817	10,667,156
Shares redeemed	(7,740,481)	(72,816,528)	(63,787,178)	(615,053,580)
Net decrease	(1,442,522)	$(14,735,989)	(30,697,620)	$(292,852,090)

	International Equity Fund
	Class 3 Shares For the Year Ended December 31, 2012		Class 4 Shares For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	71,453,072	$691,940,811	46,724,347	$458,126,968
Purchase premium	-	386,643	-	197,554
Redemption fees	-	41,412	-	21,095
Shares issued in reinvestment of dividends and distributions	1,318,383	13,666,431	785,893	8,324,082
Shares redeemed	(32,872,204)	(302,097,134)	(1,099,140)	(11,067,960)
Net increase	39,899,251	$403,938,163	46,411,100	$455,601,739
98

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

	International Choice Fund
	Class 1 Shares For the Period January 1, 2013 through April 9, 2013*		Class 2 Shares For the Period April 9, 2013** through December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	-	$-	13,808,255	$156,103,614
Purchase premium	-	-		140,612
Shares issued in reinvestment of dividends and distributions	-	-	102,664	1,243,112
Shares redeemed	(2,403,571)	(26,363,614)	-	-
Net increase (decrease)	(2,403,571)	$(26,363,614)	13,910,919	$157,487,338

*International Choice Fund Class 1 was redeemed on April 9, 2013.

**Commencement of investments operations.

	International Choice Fund
	Class 3 Shares For the Period May 1, 2013** through December 31, 2013		Class 1 Shares For the Period September 24, 2012** Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	8,829,014	$101,519,199	2,400,632	$23,986,930
Purchase premium	-	141,798	-	48,070
Shares issued in reinvestment of dividends and distributions	73,376	897,173	2,939	30,032
Net increase	8,902,390	$102,558,170	2,403,571	$24,065,032

**Commencement of investments operations.

	EAFE Fund
	Class 1 Shares For the Year Ended December 31, 2013		Class 2 Shares For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	-	$-	4,147,779	$47,777,796
Purchase premium	-	2,951	-	51,231
Redemption fees	-	8,131	-	147,441
Shares issued in reinvestment of dividends and distributions	18,721	233,655	624,383	7,780,515
Shares redeemed	(2,378,880)	(27,717,996)	(33,756,500)	(360,935,125)
Net decrease	(2,360,159)	$(27,473,259)	(28,984,338)	$(305,178,142)
99

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

	EAFE Fund
	Class 3 Shares For the Year Ended December 31, 2013		Class 4 Shares For the Period October 10, 2013* through December 31, 2013		Class 5 Shares For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,109,528	$217,132,949	17,258,589	$201,540,630	4,178,915	$49,900,000
Purchase premium		36,622		1,789		47,607
Redemption fees		105,792		4,975		125,165
Shares issued in reinvestment of dividends and distributions	475,961	5,941,859	198,722	2,487,636	807,270	10,105,932
Shares redeemed	(28,150,611)	(318,740,539)	-	-	-	-
Net increase (decrease)	(7,565,122)	$(95,523,317)	17,457,311	$204,035,030	4,986,185	$60,178,704

* Commencement of investment operations.

	EAFE Fund
	Class 1 Shares For the Year Ended December 31, 2012		Class 2 Shares For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	2,316,280	$20,956,314	17,391,014	$161,201,621
Purchase premium	-	3,667	-	75,854
Redemption fees	-	1,742	-	36,183
Shares issued in reinvestment of dividends and distributions	35,425	346,140	854,869	8,327,874
Shares redeemed	(269,143)	(2,503,756)	(4,669,419)	(42,719,584)
Net increase	2,082,562	$18,804,107	13,576,464	$126,921,948

	EAFE Fund
	Class 3 Shares For the Year Ended December 31, 2012		Class 4 Shares For the Period January 1, 2012 through July 18, 2012*
	Shares	Amount	Shares	Amount
Shares sold	784,074	$7,485,000	5,853,166	$49,900,000
Purchase premium	-	40,423	-	35,418
Redemption fees	-	19,378	-	4,000
Shares issued in reinvestment of dividends and distributions	419,985	4,098,931	-	-
Shares redeemed	(11,276,683)	(102,190,959)	(61,504,009)	(532,921,389)
Net decrease	(10,072,624)	$(90,547,227)	(55,650,843)	$(482,981,971)

*EAFE Fund Class 4 was redeemed on July 18, 2012.

100

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

	EAFE Fund Class 5 Shares For the Period July 18, 2012* through December 31, 2012
	Shares	Amount

Shares sold	61,467,121	$532,921,389
Purchase premium	-	15,109
Redemption fees	-	20,052
Shares issued in reinvestment of dividends and distributions	698,065	6,828,751
Shares redeemed	-	-
Net increase	62,165,186	$539,785,301

*Commencement of investment operations.

	EAFE Choice Fund
	Class 1 Shares For the Period 12/17/2013* through December 31, 2013		Class 2 Shares For the Year Ended December 31, 2013		Class 3 Shares For the Period January 1, 2013 through April 16, 2013**
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,496,874	$19,159,986	2,472,715	$29,551,683	8,004,328	$90,951,574
Purchase premium	-	6,680	-	31,967	-	-
Redemption fees	-	-	-	40,517	-	14,152
Shares issued in reinvestment of dividends and distributions	39,351	509,094	230,706	2,998,953	-	-
Shares redeemed	-	-	(9,416,270)	(107,856,932)	(10,459,784)	(125,975,781)
Net increase (decrease)	1,536,225	$19,675,760	(6,712,849)	$(75,233,812)	(2,455,456)	$(35,010,055)

*Commencement of investment operations.

**EAFE Choice Fund Class 3 was redeemed on April 16, 2013.

101

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

	EAFE Choice Fund
	Class 2 Shares For the Year Ended December 31, 2012		Class 3 Shares For the Period January 23, 2012* through December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	1,535,934	$16,067,800	4,181,134	$42,471,000
Purchase premium	-	26,992	-	7,208
Redemption fees	-	26,712	-	5,436
Shares issued in reinvestment of dividends and distributions	389,332	4,309,208	70,018	777,295
Shares redeemed	(169,016)	(1,902,854)	(1,795,696)	(19,529,294)
Net increase	1,756,250	$18,527,858	2,455,456	$23,731,645

*Commencement of investment operations.

	EAFE Choice Fund Class 4 Shares For the Period January 1, 2012 through January 23, 2012*
	Shares	Amount
Shares redeemed	(4,032,673)	$(41,473,001)
Net decrease	(4,032,673)	$(41,473,001)

*EAFE Choice Fund Class 4 was redeemed on January 23, 2012.

102

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

	Emerging Markets Fund
	Class II Shares For the Period April 9, 2013* through December 31, 2013		Class III Shares For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	3,031,676	$47,294,135	-	$-
Purchase premium	-	-	-	-
Redemption fees	-	34,688	-	285,790
Shares issued in reinvestment of dividends and distributions	57,365	880,017	264,017	4,102,273
Shares redeemed	-	-	(11,199,952)	(175,485,293)
Net increase (decrease)	3,089,041	$48,208,840	(10,935,935)	$(171,097,230)

*Commencement of investment operations.

	Emerging Markets Fund
	Class II Shares For the Period January 23, 2012* through April 19, 2012**		Class III Shares For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	2,974,300	$47,197,419	8,818,329	$144,762,741
Purchase premium	-	12,799	-	512,451
Redemption fees	-	-	-	77,647
Shares issued in reinvestment of dividends and distributions	-	-	379,183	5,972,731
Shares redeemed	(2,974,300)	(49,787,991)	(4,884,951)	(78,256,316)
Net increase (decrease)	-	$(2,577,773)	4,312,561	$73,069,254

*Commencement of investment operations.

** Emerging Markets Fund Class II was redeemed on April 19, 2012.

103

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

	Global Alpha Equity Fund
	Class 1 Shares For the Period Ended July 9, 2013**		Class 2 Shares For the Period January 3, 2013* through December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	25,033	$299,481	8,676,328	$103,403,236
Purchase premium	-	11,713	-	28,494
Redemption fees	-	-	-	3,002
Shares issued in reinvestment of dividends and distributions	-	-	295,638	4,137,986
Shares redeemed	(2,070,805)	(25,780,688)	(497,171)	(7,010,597)
Net increase (decrease)	(2,045,772)	$(25,469,494)	8,474,795	$100,562,121

*Commencement of investment operations.

**Global Alpha Equity Fund Class 1 was redeemed on July 9, 2013.

	Global Alpha Equity Fund Class 3 Shares For the Year Ended December 31, 2013
	Shares	Amount
Shares sold	122,034	$1,497,000
Purchase premium	-	118,949
Redemption fees	-	7,514

Shares issued in reinvestment of dividends and distributions	727,427	10,363,948
Net increase	849,461	$11,987,411
104

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

	Global Alpha Equity Fund
	Class 1 Shares For the Period May 3, 2012* through December 31, 2012		Class 2 Shares For the Period July 31, 2012* through October 8, 2012**
	Shares	Amount	Shares	Amount

Shares sold	2,025,187	$21,556,800	9,294,664	$96,384,748
Purchase premium	-	9,241	-	15,959
Shares issued in reinvestment of dividends and distributions	20,585	226,914	-	-
Shares redeemed	-	-	(9,294,664)	(104,146,842)
Net increase (decrease)	2,045,772	$21,792,955	-	$(7,746,135)

*Commencement of investment operations.

**Global Alpha Equity Fund Class 2 was redeemed on October 8, 2012.

	Global Alpha Equity Fund Class 3 Shares For the Year Ended December 31, 2012
	Shares	Amount

Shares sold	9,131,191	$104,146,842
Purchase premium	-	53,768
Shares issued in reinvestment of dividends and distributions	243,680	2,780,220
Shares redeemed	-	-
Net increase	9,374,871	$106,980,830

Funds charged the following purchase premiums and redemption fees as of December 31, 2013:

Fund	Purchase Premium	Redemption Fee
	(Basis Point)	(Basis Point)
International Equity	20	15
International Choice	20	15
EAFE	20	15
EAFE Choice	20	15
Emerging Markets	55*	25
Global Alpha Equity	20	15

*In consideration of the actual brokerage and transaction costs borne by the Emerging Markets Fund, the Manager, effective December 6, 2013, exercised its discretion to reduce the Purchase Premium for this Fund to 35 basis points.

105

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

The purchase premiums and redemption fees may be waived or reduced by the Manager if the brokerage and transaction costs in connection with the purchase or redemption are minimal or in other circumstances in the Manager’s discretion.

Note E – Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2013, Kentucky Teachers’ Retirement System owned 32.29% of the EAFE Fund; Graphic Packaging Holdings Company owned 65.80% of the EAFE Choice Fund; the Municipal Fire & Police Retirement System of Iowa owned 64.54% of the International Choice Fund; Nebraska State Investment Council owned 48.97% of the Emerging Markets Fund; and Freeport McMoran Corporation Defined Benefit Master Trust owned 37.95% and Promedica Health owned 32.28% of the Global Alpha Equity Fund. Purchase and redemption activity of these accounts may have a significant effect on the operation of each Fund.

106

NOTES TO FINANCIAL STATEMENTS (concluded)
December 31, 2013

Note F – Commitments and Contingencies

Each of the Funds indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note G – Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Subsequent to December 31, 2013, management of the Funds has amended the purchase premiums and redemption fees as noted below. The new fee structure is effective February 3, 2014.

Fund	Original Purchase Premium (as a percentage of amount purchased)	Amended Purchase Premium (as a percentage of amount purchased)
International Equity Fund	0.20%	0.30%
International Choice Fund	0.20%	0.30%
EAFE Fund	0.20%	0.30%
EAFE Choice Fund	0.20%	0.30%
Emerging Markets Fund	0.55%	0.35%
Global Alpha Equity Fund	0.20%	0.20%

Fund	Original Redemption Fee (as a percentage of amount purchased)	Amended Redemption Fee (as a percentage of amount purchased)
International Equity Fund	0.15%	0.20%
International Choice Fund	0.15%	0.20%
EAFE Fund	0.15%	0.20%
EAFE Choice Fund	0.15%	0.20%
Emerging Markets Fund	0.25%	0.35%
Global Alpha Equity Fund	0.15%	0.15%

Effective January 1, 2014, Robert E.Rigsby joined the Board of Trustees of the Trust as an Disinterested Trustee.

107

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baillie Gifford Funds
and Shareholders of Baillie Gifford International Equity Fund,
Baillie Gifford International Choice Fund, Baillie Gifford EAFE Fund,
Baillie Gifford EAFE Choice Fund, Baillie Gifford Emerging Markets Fund
and Baillie Gifford Global Alpha Equity Fund

We have audited the accompanying statements of assets and liabilities of the Baillie Gifford International Equity Fund, Baillie Gifford International Choice Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford Emerging Markets Fund and Baillie Gifford Global Alpha Equity Fund (the “Funds”), each a series of shares of beneficial interest in the Baillie Gifford Funds, including the portfolios of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years and periods in the two-year period then ended and the financial highlights for each of the years and periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baillie Gifford International Equity Fund, Baillie Gifford International Choice Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford Emerging Markets Fund and Baillie Gifford Global Alpha Equity Fund as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years and periods in the two-year period then ended and their financial highlights for each of the years and periods in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 26, 2014

108

Supplemental Information (unaudited)

FEDERAL INCOME TAX INFORMATION

Qualified dividend income was taxable to the Funds listed in the table below through December 31, 2013. The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	Qualified Dividend Income
International Equity	$49,023,081
International Choice	2,273,165
EAFE	37,572,783
EAFE Choice	2,867,392
Emerging Markets	3,617,013
Global Alpha Equity	6,149,068

For corporate shareholders, the percentage of ordinary income distributions for the year ended December 31, 2013 qualified for the corporate dividends-received deduction for each Fund is:

Fund	Dividends-received Deductions
International Equity	0.44%
International Choice	1.57%
EAFE Choice	1.02%
Global Alpha Equity	21.55%

In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of distributions received by you in the calendar year 2013.

109

Supplemental Information (unaudited)

MANAGEMENT OF THE TRUST

The following tables set forth the Trustees and Officers of the Trust, their principal occupations during the past five years, and certain other information.

Name and Age(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)	Number of Funds in Fund complex overseen by Trustee(4)
Disinterested Trustees
John G. Barrie, Jr. Age: 73	Trustee	Since 2000	Retired. Formerly: Assistant Treasurer, Dominion Resources, Inc. (electric and gas utility).	9
George W. Browning Age: 71	Trustee	Since 2007	Retired. Formerly: Managing Director, Client Service, Babson Capital Management, LLC (investment manager).	9
Bruce C. Long Age: 68	Trustee	Since 2009	CEO of K STREAM LLC (financial services); Consultant, Carpenter Group (financial services); Consultant, DALBAR, Inc., (financial measurements). Formerly: Executive Vice President, Guardian Life Insurance (financial services) and director of various entities.	9
Robert E. Rigsby Age: 64	Trustee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Resources, Inc. (electric and gas utility)	9
Interested Trustee
Peter Hadden(5) Age: 55	Trustee, Chairman of the Board and President	Since 2009	Partner, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Ltd. (investment adviser).	9
Officers (other than Officers who are also Trustees)
Dickson Jackson Age: 41	Vice President	Since 2005	Director, Investment Operations, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Limited (investment adviser).	N/A
Andrew Telfer Age: 46	Vice President	Since 2008	Partner, Baillie Gifford & Co. (investment manager)	N/A
Peter Cooke Age: 49	Vice President	Since 2008	Partner, Baillie Gifford & Co. (investment manager).	N/A
Michael Stirling-Aird Age: 37	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).	N/A
Julie Wilson Age: 38	Vice President	Since 2012	Assistant Manager, Overseas Institutional Clients Accounting Department, Baillie Gifford & Co. (investment manager).	N/A
Nigel Cessford Age: 50	Treasurer	Since 2005	Manager, Overseas Institutional Clients Accounting Department	N/A
Angus N.G. Macdonald Age: 48	Secretary	Since 2000	Head of Group Legal for the Baillie Gifford Group (investment manager).	N/A
Graham Laybourn Age: 47	Chief Compliance Officer	Since 2005	Partner, Baillie Gifford & Co. (investment manager), Director of Compliance & Legal for the Baillie Gifford Group.	N/A
110

Supplemental Information (unaudited)

(1)	The address of each Trustee and Officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.
(2)	There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. Thereafter, such Trustee offers to tender his or her resignation from the Board, and the Nominating and Governance Committee, at its discretion, makes a recommendation to the Board whether to accept or reject such resignation annually. The Chairman of the Board and President of the Trust are elected annually by the Board of Trustees. Other officers may be elected or appointed by the Trustees at any time.
(3)	Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.
(4)	The number of Funds in the Fund complex overseen by the Trustee includes the North American Equity Fund, the Emerging Markets Bond Fund and the EAFE Pure Fund, three series of the Trust which have not yet commenced operations.
(5)	Mr. Hadden is an “interested person” (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager (Baillie Gifford Overseas Ltd.) and his role as an officer of the Trust.

Additional information regarding the Trustees is in the Funds’ Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC’s website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

111

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. John G. Barrie, Jr., is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $105,500 for 2012 and $114,000 for 2013.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $24,000 for 2012 and $24,000 for 2013.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Engagements that are required to be pre-approved by the registrant’s Audit Oversight Committee, “the Committee”, may be pre-approved (i) at any regular or special meeting of the Committee or (ii) by any member of the Committee, provided that such member must report, for informational purposes only, any pre-approval decisions to the Board at its next regularly scheduled meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not Applicable.

(c) 100%

(d) Not Applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	In accordance with Section 13(c) of the Investment Company Act of 1940, the registrant has divested itself of the following securities since the filing of its last report of Form N-CSR:

Emerging Markets Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number)	Total number of shares divested	Date securities were divested	Amount Held on Filing Date	Statute
Turkiye Halk Bankasi	HALKB TI	B1WTMP0	289,200	09/30/2013	0	Sudan Accountability and Divestment Act of 2007; Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010

International Equity Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number)	Total number of shares divested	Date securities were divested	Amount Held on Filing Date	Statute
Mitsui	8031 JP	6597302	1,003,800	09/20/2013	0	Sudan Accountability and Divestment Act of 2007; Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010

International Choice Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number)	Total number of shares divested	Date securities were divested	Amount Held on Filing Date	Statute
Gail (India)	GAID L1	3235520	31,021	10/21/2013	0	Sudan Accountability and Divestment Act of 2007; Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Baillie Gifford Funds

By (Signature and Title)*	/s/ Peter Hadden
Peter Hadden, President
(principal executive officer)

Date	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter Hadden
Peter Hadden, President
(principal executive officer)

Date	March 6, 2014

By (Signature and Title)*	/s/ Nigel Cessford
Nigel Cessford, Treasurer
(principal financial officer)

Date	March 6, 2014

*	Print the name and title of each signing officer under his or her signature.